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Oppenheimer MidCap Fund
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6801 South Tucson Way, Centennial, Colorado 80112-3924
1.800.225.5677

Statement of Additional Information dated February 28, 2005, revised March 31, 2005.

      This Statement of Additional  Information is not a Prospectus.  This document contains additional  information  about the Fund and supplements  information in the Prospectus dated
February  28,  2005.  It should be read  together  with the  Prospectus.  You can obtain the
Prospectus by writing to the Fund's Transfer Agent,  OppenheimerFunds  Services, at P.O. Box
5270,  Denver,  Colorado  80217,  or by calling the Transfer  Agent at the toll-free  number
shown  above,  or  by  downloading  it  from  the   OppenheimerFunds   Internet  website  at
www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks..
    The Fund's Investment Policies.....................................
    Other Investment Techniques and Strategies.........................
    Investment Restrictions............................................
    Disclosure of Portfolio Holdings ..................................
How the Fund is Managed ...............................................
    Organization and History...........................................
    Board of Trustees and Oversight Committees.........................
    Trustees and Officers of the Fund..................................
    The Manager........................................................
Brokerage Policies of the Fund.........................................
Distribution and Service Plans.........................................
Performance of the Fund................................................

About Your Account
How To Buy Shares......................................................
How To Sell Shares.....................................................
How To Exchange Shares.................................................
Dividends, Capital Gains and Taxes.....................................
Additional Information About the Fund..................................

Financial Information About the Fund
Independent Registered Public Accounting Firm's Report.................
Financial Statements...................................................

Appendix A: Industry Classifications................................... A-1
Appendix B: Special Sales Charge Arrangements and Waivers.............. B-1

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ABOUT THE FUND
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Additional Information About the Fund's Investment Policies and Risks

      The investment objective,  the principal investment policies and the main risks of the
Fund are described in the  Prospectus.  This  Statement of Additional  Information  contains supplemental  information  about those  policies and risks and the types of securities  that the Fund's investment  adviser,  OppenheimerFunds,  Inc., (the "Manager") can select for the
Fund. Additional  information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment  Policies.  The composition of the Fund's portfolio and the techniques and strategies  that the Manager may use in selecting  portfolio  securities  will vary over time.  The Fund is not  required  to use all of the  investment  techniques  and  strategies described  below at all  times in  seeking  its  objective.  It may use some of the  special investment techniques and strategies at some times or not at all.

      |X| Cyclical  Opportunities.  The Fund might also seek to take advantage of changes in the business  cycle by investing in  companies  that are  sensitive to those  changes if the
Manager  believes they have growth  potential.  For example,  when the economy is expanding, companies in the consumer durables and technology  sectors might benefit and offer long-term growth  opportunities.  Other cyclical industries include insurance,  for example.  The fund focuses on seeking growth over the long term,  but could seek to take tactical  advantage of short-term market movements or events affecting particular issuers or industries.

      |X|  Investments  in Equity  Securities.  The Fund focuses its  investments  in equity securities of mid-cap growth companies.  Equity securities include common stocks,  preferred stocks,  rights and warrants,  and  securities  convertible  into common  stock.  The Fund's investments  will  primarily  include  stocks of  companies  having a market  capitalization between  $2  billion  and  $11.5  billion,  generally  measured  at the  time of the  Fund's investment.  However,  the Fund is not required to sell  securities of an issuer it holds if the issuer's capitalization exceeds $11.5 billion.

      At times,  in the  Manager's  view,  the market may favor or  disfavor  securities  of issuers  of  a  particular  capitalization  range.  Therefore  although  the  Fund  normally invests,  as a  non-fundamental  policy, at least 80% of its net assets (plus borrowings for investment  purposes) of its assets in equity  securities of mid-cap  issuers,  the Fund may change the proportion of its equity  investments  in securities of different  capitalization ranges,  based upon the  Manager's  judgment of where the best market  opportunities  are to seek the Fund's objective.

      Growth  companies  might be providing  new products or services that could enable them to  capture a  dominant  or  important  market  position.  They may have a  special  area of expertise or the capability to take  advantage of changes in  demographic  factors in a more profitable way than larger, more established companies.

      Growth  companies  tend  to  retain  a large  part of  their  earnings  for  research, development  or  investment  in capital  assets.  Therefore,  they do not tend to  emphasize paying  dividends,  and may not pay any dividends  for some time.  They are selected for the
Fund's portfolio  because the Manager believes the price of the stock will increase over the long term.
      Current  income is not a  criterion  used to  select  portfolio  securities.  However, certain debt  securities  may be selected for the Fund's  portfolio for  defensive  purposes
(including  debt  securities  that the Manager  believes  may offer some  opportunities  for capital appreciation when stocks are disfavored).

      In general,  securities of mid-cap issuers may be subject to greater price  volatility in general than securities of large-cap  companies.  Therefore,  to the degree that the Fund has  investments  in medium  capitalization  companies  at times of market  volatility,  the
Fund's share price may fluctuate more than funds holding large cap securities.

            |_|  Over-the-Counter  Securities.  Mid-cap  growth  companies may offer greater
opportunities   for  capital   appreciation  than  securities  of  large,  more  established companies.  However,  securities  of  mid-cap  companies  also  involve  greater  risks than securities  of larger  companies.  Securities  of mid-cap  issuers  may trade on  securities exchanges or in the  over-the-counter  market.  The  over-the-counter  markets,  both in the
United States and abroad,  may have less liquidity than securities  exchanges.  That lack of liquidity  can affect the price the Fund is able to obtain when it wants to sell a security, because if there are fewer buyers and less demand for a particular security,  the Fund might not be able to sell it at an acceptable  price or might have to reduce the price in order to dispose of the security.

      In the United  States,  the  principal  over-the-counter  market is the  NASDAQ  Stock
Market,  Inc., which is regulated by the National  Association of Securities  Dealers,  Inc.
It consists of an electronic  quotation system for certain  securities,  and a security must have at least two market  makers to be included in NASDAQ.  Other  over-the-counter  markets exist in the United States, as well as those abroad,  wherever a dealer is willing to make a market in a particular security.

            |_| Convertible Securities.  Convertible securities are debt securities that are convertible  into an issuer's  common stock.  Convertible  securities  rank senior to common stock in a  corporation's  capital  structure  and  therefore  are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

            The value of a convertible  security is a function of its "investment value" and its "conversion  value." If the investment value exceeds the conversion  value, the security will behave more like a debt security,  and the security's  price will likely  increase when interest rates fall and decrease when interest  rates rise. If the conversion  value exceeds the investment value, the security will behave more like an equity security:  it will likely sell at a premium over its conversion  value, and its price will tend to fluctuate  directly with the price of the underlying security.

            While  convertible  securities are a form of debt security,  in many cases their conversion  feature (allowing  conversion into equity securities) causes them to be regarded more as "equity  equivalents."  As a result,  the credit rating assigned to the security has less impact on the  Manager's  investment  decision with respect to  convertible  securities
than  in  the  case  of  non-convertible   fixed-income  securities.  To  determine  whether
convertible  securities should be regarded as "equity  equivalents," the Manager may examine the following factors:

(1)   whether, at the option of the investor,  the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the  convertible  securities has restated its earnings per share of  common  stock  on a  fully  diluted  basis  (considering  the  effect  of conversion of the convertible securities), and
(3)   the extent to which the convertible  security may be a defensive "equity  substitute,"
               providing the ability to participate in any  appreciation in the price of the issuer's common stock.

            |_|  Preferred  Stock.  Preferred  stock,  unlike  common  stock,  has a  stated
dividend rate payable from the  corporation's  earnings.  Preferred  stock  dividends may be cumulative or non-cumulative.  "Cumulative"  dividend provisions require all or a portion of prior  unpaid  dividends  to be paid before  dividends  can be paid on the  issuer's  common stock.  Preferred stock may be  "participating"  stock,  which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

            If interest  rates rise,  the fixed  dividend  on  preferred  stocks may be less attractive,  causing  the price of  preferred  stocks to decline.  Preferred  stock may have mandatory  sinking fund  provisions,  as well as provisions  allowing  calls or  redemptions prior to  maturity,  which can also have a negative  impact on prices  when  interest  rates decline.  Preferred stock  generally has a preference over common stock on the  distribution of a  corporation's  assets in the event of  liquidation of the  corporation.  The rights of preferred stock on distribution of a corporation's  assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      |_| Credit  Risk.  Convertible  securities  are  subject to credit  risk.  Credit risk relates to the  ability of the issuer of a debt to make  interest or  principal  payments on the  security as they become due. If the issuer  fails to pay  interest,  the Fund's  income may be reduced  and if the issuer  fails to repay  principal,  the value of that bond and of the Fund's shares may be reduced.  The Manager may rely to some extent on credit  ratings by nationally-recognized  ratings agencies in evaluating the credit risk of securities selected for the Fund's  portfolio.  It may also use its own  research  and  analysis.  Many  factors affect an issuer's  ability to make timely  payments,  and the credit  risks of a particular security  may change  over time.  The Fund may invest in  higher-yielding  lower-grade  debt securities (that is,  securities below investment  grade),  which have special risks.  Those are securities  rated below the four highest  rating  categories of Standard & Poor's Rating
Service (Standard & Poor's") or Moody's Investors Service,  Inc.,  ("Moody's") or equivalent ratings of other rating agencies or ratings assigned to a security by the Manager.

      |_|  Special  Risks of  Lower-Grade  Securities.  "Lower-grade"  debt  securities  are those  rated below  "investment  grade"  which means they have a rating  lower than "Baa" by
Moody's or lower  than  "BBB" by  Standard  & Poor's,  or  similar  ratings by other  rating organizations.  If they are unrated,  and are  determined by the Manager to be of comparable quality to debt securities rated below investment  grade, they are included in limitation on the percentage of the Fund's assets that can be invested in lower-grade securities.

      Among the special credit risks of lower-grade  securities is the greater risk that the issuer may default on its obligation to pay interest or to repay  principal than in the case
of  investment-grade   securities.  The  issuer's  low  creditworthiness  may  increase  the potential for  insolvency.  An overall  decline in values in the  high-yield  bond market is also more likely during a period of general economic  downturn.  An economic  downturn or an increase  in  interest  rates  could  severely  disrupt  the  market for  high-yield  bonds, adversely  affecting  the values of  outstanding  bonds as well as the ability of issuers to pay interest or repay principal.  In the case of foreign  high-yield bonds,  these risks are in addition to the special  risk of foreign  investing  discussed in the  Prospectus  and in this  Statement of Additional  Information.  To the extent they can be converted into stock, convertible  securities  may be less  subject to some of these  risks  than  non-convertible high-yield  bonds,  since stock may be more  liquid and less  affected by some of these risk factors.

    While   securities  rated  "Baa"  by  Moody's  or  "BBB"  by  Standard  and  Poor's  are
investment-grade  and are not  regarded as junk bonds,  those  securities  may be subject to special risks, and have some speculative characteristics.

       Interest Rate Risks.  In addition to credit risks,  convertible  debt  securities are subject  to  changes  in value  when  prevailing  interest  rates  change.  When  prevailing interest rates fall,  the values of  outstanding  debt  securities  generally  rise, and the bonds may sell for more than their face amount.  When  prevailing  interest  rates rise, the values  of  outstanding  debt  securities  generally  decline,  and the  bonds may sell at a discount from their face amount.  The magnitude of these price changes is generally  greater for bonds with longer  maturities.  Therefore,  when the average maturity of the Fund's debt securities is longer, its share price may fluctuate more when interest rates change.

      Rights and  Warrants.  The Fund can invest up to 5% of its net assets in  warrants  or rights.  That 5%  limitation  does not apply to warrants and rights the Fund has acquired as part of units of  securities  or that are attached to other  securities  that the Fund buys.
Warrants  basically are options to purchase equity securities at specific prices valid for a specific  period of time.  Their prices do not  necessarily  move  parallel to the prices of the  underlying  securities.  Rights are  similar to  warrants,  but  normally  have a short duration  and are  distributed  directly  by the  issuer  to its  shareholders.  Rights  and warrants have no voting rights,  receive no dividends and have no rights with respect to the assets of the issuer.

      |X|  Portfolio  Turnover.  "Portfolio  turnover"  describes the rate at which the Fund traded its portfolio  securities during its last fiscal period. For example,  if a fund sold all of its  securities  during the year,  its portfolio  turnover rate would have been 100%.
The Fund's  portfolio  turnover rate will  fluctuate  from year to year. The Fund may have a portfolio turnover rate of more than 100% annually.

      Increased  portfolio  turnover creates higher brokerage and transaction  costs for the
Fund,  which can reduce its overall  performance.  Additionally,  the realization of capital gains from selling  portfolio  securities may result in distributions  of taxable  long-term capital gains to  shareholders,  since the Fund will normally  distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques and Strategies.  In seeking its objective,  the Fund from time to time can use the types of investment  strategies and investments  described  below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Foreign  Securities.  "Foreign  securities"  include equity and debt securities of companies  organized  under the laws of  countries  other  than the  United  States and debt securities  of foreign  governments  that are traded on foreign  securities  exchanges or in foreign  over-the-counter  markets.  The Fund can purchase equity and debt securities (which may be denominated in U.S. dollars or non-U.S.  currencies) issued by foreign  corporations, or that are issued or guaranteed by certain  supranational  entities  (described  below), or foreign  governments  or their  agencies  or  instrumentalities.  These  include  securities
issued  by  U.S.  corporations  denominated  in  non-U.S.   currencies.   In  normal  market
conditions the Fund does not expect to hold significant amounts of foreign debt securities.

      Securities of foreign issuers that are represented by American  Depository Receipts or that are  listed  on a U.S.  securities  exchange  or  traded  in the U.S.  over-the-counter markets are not considered  "foreign  securities"  for the purpose of the Fund's  investment allocations.  That is because they are not subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing  in  foreign   securities  offers  potential  benefits  not  available  from investing solely in securities of domestic  issuers.  They include the opportunity to invest in foreign  issuers  that appear to offer growth  potential,  or in foreign  countries  with economic  policies  or  business  cycles  different  from  those of the  U.S.,  or to reduce fluctuations  in portfolio  value by taking  advantage of foreign  stock markets that do not move in a manner  parallel to U.S.  markets.  The Fund will hold  foreign  currency  only in connection with the purchase or sale of foreign securities.

            Risks  of  Foreign  Investing.  Investments  in  foreign  securities  may  offer
special   opportunities  for  investing  but  also  present  special  additional  risks  and considerations  not typically  associated with investments in domestic  securities.  Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation  in value  of  foreign  investments  due to  changes  in  currency  rates, currency  devaluation  or  currency  control  regulations  (for  example,  currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing and  financial  reporting  standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;
o     less governmental  regulation of foreign issuers,  stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks  of  delays  in  settlement  of  portfolio  transactions  or  loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation,  confiscatory  taxation,  political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.
o     foreign exchange contracts
o     foreign withholding taxes on interest and dividends

      In the past, U.S.  government  policies have discouraged certain investments abroad by
U.S.  investors,  through  taxation  or other  restrictions,  and it is  possible  that such restrictions could be re-imposed.

|X|   Passive  Foreign  Investment  Companies.  Some  securities of  corporations  domiciled outside the U.S. which the Fund may purchase,  may be considered  passive foreign investment companies  ("PFICs")  under  U.S.  tax  laws.  PFICs are those  foreign  corporations  which generate  primarily  passive  income.  They  tend  to  be  growth  companies  or  "start-up"
companies.  For federal tax purposes,  a corporation  is deemed a PFIC if 75% or more of the foreign  corporation's  gross income of the income year is passive  income or if 50% or more of its assets are assets that produce or are held to produce passive income.  Passive income is further defined as any income to be considered  foreign  personal  holding company income within the subpart F provisions defined by IRCss.954.

      Investing  in  PFICs  involves  the  risks   associated   with  investing  in  foreign
securities,  as described above. There are also the risks that the Fund may not realize that a foreign  corporation  it invests in is a PFIC for federal tax  purposes.  Federal tax laws impose  severe tax penalties for failure to properly  report  investment  income from PFICs.
Following industry standards,  the Fund makes every effort to ensure compliance with federal tax  reporting  of these  investments.  PFICs  are  considered  foreign  securities  for the purposes of the Fund's  minimum  percentage  requirements  or  limitations  of  investing in foreign securities.

      Subject to the limits  under the  Investment  Company Act, the Fund may also invest in foreign  mutual  funds  which are also  deemed  PFICs  (since  nearly all of the income of a mutual  fund is  generally  passive  income).  Investing  in these  types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit,  all direct foreign investment in the securities of companies domicile therein.

      In addition to bearing  their  proportionate  share of a fund's  expenses  (management fees and operating  expenses),  shareholders  will also indirectly bear similar  expenses of such entities.  Additional  risks of investing in other  investment  companies are described below under "Investment in Other Investment Companies."

      Special Risks of Emerging  Markets.  Emerging and  developing  markets abroad may also offer special  opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe,  Canada,  Australia,  New Zealand and Japan. There
may be even less liquidity in their  securities  markets,  and  settlements of purchases and sales of securities may be subject to additional  delays.  They are subject to greater risks of limitations on the  repatriation of income and profits  because of currency  restrictions imposed by local  governments.  Those  countries  may also be subject to the risk of greater political and economic  instability,  which can greatly  affect the  volatility of prices of securities in those countries.

      |X|  Investing in Small,  Unseasoned  Companies.  The Fund can invest in securities of small,  unseasoned companies.  These are companies that have been in operation for less than three  (3)  years,  including  the  operations  of any  predecessors.  Securities  of  these companies  may be subject to volatility  in their  prices.  They may have a limited  trading market,  which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them.  Other investors that own a security issued by a small,  unseasoned issuer for which there is limited liquidity might trade the security when the Fund is  attempting to dispose of its holdings of that  security.  In that case the
Fund might  receive a lower price for its holdings than might  otherwise be obtained.  These are more speculative securities and can increase the Fund's overall portfolio risks.

      |X|  Repurchase  Agreements.  The Fund can acquire  securities  subject to  repurchase agreements.  It might do so
o     for liquidity purposes to meet anticipated redemptions of Fund shares, or
o     pending the investment of the proceeds from sales of Fund shares, or
o     pending the settlement of portfolio securities transactions, or
o     for temporary defensive purposes, as described below.

      In a  repurchase  transaction,  the Fund  buys a  security  from,  and  simultaneously resells it to, an approved  vendor for delivery on an  agreed-upon  future date.  The resale price  exceeds the purchase  price by an amount that reflects an  agreed-upon  interest rate effective  for the period  during  which the  repurchase  agreement  is in effect.  Approved vendors include U.S.  commercial  banks,  U.S.  branches of foreign banks, or broker-dealers that have been  designated  as primary  dealers  in  government  securities.  They must meet credit requirements set by the Manager from time to time.

      The majority of these  transactions run from day to day, and delivery  pursuant to the resale  typically  occurs  within one to five days of the  purchase.  Repurchase  agreements having a maturity  beyond  seven days are subject to the Fund's  limits on holding  illiquid investments.  The Fund will not enter into a repurchase  agreement that causes more than 15%
of its net assets to be subject to repurchase  agreements having a maturity beyond seven (7)
days.  There is no limit on the  amount of the  Fund's  net  assets  that may be  subject to repurchase agreements having maturities of seven days or less.

      Repurchase  agreements,  considered  "loans" under the Investment  Company Act of 1940
(the "Investment  Company Act"), are collateralized by the underlying  security.  The Fund's repurchase  agreements  require  that at all times  while  the  repurchase  agreement  is in effect,  the value of the  collateral  must  equal or exceed the  repurchase  price to fully collateralize  the  repayment  obligation.  However,  if the vendor  fails to pay the resale price on the delivery  date, the Fund may incur costs in disposing of the collateral and may experience  losses if there is any delay in its ability to do so. The Manager  will  monitor the  vendor's  creditworthiness  to confirm  that the vendor is  financially  sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive  Order issued by the Securities and Exchange  Commission (the
"SEC"), the Fund, along with other affiliated entities managed by the Manager,  may transfer uninvested  cash balances into one or more joint  repurchase  accounts.  These  balances are invested  in one or more  repurchase  agreements,  secured  by U.S.  government  securities.
Securities that are pledged as collateral for repurchase  agreements are held by a custodian bank until the  agreements  mature.  Each joint  repurchase  arrangement  requires  that the market value of the  collateral be sufficient to cover  payments of interest and  principal;
however,  in the event of default by the other party to the agreement,  retention or sale of the collateral may be subject to legal proceedings.

      |X|  Illiquid  and   Restricted   Securities.   Under  the  policies  and   procedures
established  by the Fund's  Board of  Trustees,  the Manager  determines  the  liquidity  of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted security not  registered  under the applicable  securities  laws, the Fund may have to cause those  securities to be registered.  The expenses of registering  restricted  securities may be  negotiated  by the Fund with the issuer at the time the Fund buys the  securities.  When the Fund  must  arrange  registration  because  the Fund  wishes  to sell  the  security,  a considerable  period may elapse  between the time the  decision is made to sell the security and the time the security is  registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can also acquire  restricted  securities  through private  placements.  Those securities have contractual  restrictions on their public resale.  Those  restrictions might limit the Fund's  ability to dispose of the  securities  and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted  securities,  as stated
in the Prospectus.  Those percentage  restrictions  are not fundamental  policies and do not
limit  purchases  of  restricted   securities  that  are  eligible  for  sale  to  qualified
institutional  purchasers under Rule 144A of the Securities Act of 1933, if those securities have been  determined to be liquid by the Manager  under  Board-approved  guidelines.  Those guidelines take into account the trading  activity for such securities and the  availability of  reliable  pricing  information,  among  other  factors.  If there  is a lack of  trading interest in a particular  Rule 144A  security,  the Fund's  holdings of that security may be considered to be illiquid.  Illiquid  securities include repurchase  agreements  maturing in more than seven days.

      |X| Loans of Portfolio  Securities.  To raise cash for  liquidity  purposes,  the Fund can lend  its  portfolio  securities  to  brokers,  dealers  and  other  types of  financial institutions  approved by the Fund's Board of Trustees.  These loans are limited to not more than 25% of the value of the Fund's  total  assets.  The Fund  currently  does not intend to engage in loans of  securities,  but if it does so, such loans will not likely  exceed 5% of the Fund's total assets.

      There  are  some  risks  in  connection  with  securities  lending.   The  Fund  might
experience  a delay in  receiving  additional  collateral  to  secure a loan,  or a delay in recovery  of  the  loaned  securities  if the  borrower  defaults.  The  Fund  must  receive collateral for a loan. Under current applicable  regulatory  requirements (which are subject to change),  on each business day the loan collateral must be at least equal to the value of the loaned  securities.  It must consist of cash, bank letters of credit,  securities of the
U.S.  government or its agencies or  instrumentalities,  or other cash  equivalents in which the Fund is permitted to invest.  To be  acceptable  as  collateral,  letters of credit must obligate a bank to pay  amounts  demanded  by the Fund if the demand  meets the terms of the letter.  The terms of the letter of credit and the  issuing  bank both must be  satisfactory to the Fund.

      When it lends  securities,  the  Fund  receives  amounts  equal  to the  dividends  or interest on loaned  securities.  It also receives one or more of (a)  negotiated  loan fees,
(b) interest on  securities  used as  collateral,  and (c) interest on any  short-term  debt securities  purchased with such loan collateral.  Either type of interest may be shared with the borrower.  The Fund may also pay reasonable finder's,  custodian and administrative fees in connection  with these loans.  The terms of the Fund's loans must meet  applicable  tests under the Internal Revenue Code and must permit the Fund to reacquire  loaned  securities on five (5) days' notice or in time to vote on any important matter.

      |X|  Borrowing  for  Leverage.  The Fund has the ability to borrow for  leverage up to
10% of the value of its net assets from banks on an  unsecured  basis to invest the borrowed funds in portfolio  securities.  This speculative technique is known as "leverage." The Fund may borrow only from banks.  Currently,  under the Investment  Company Act, absent exemptive relief,  a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets  (including the amount  borrowed) less all  liabilities and indebtedness  other than  borrowing.  If the value of the Fund's  assets  fails to meet this
300% asset  coverage  requirement,  the Fund will reduce its bank debt within  three days to meet the requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans,  and that  interest  expense will raise the overall  expenses of the Fund and reduce its returns.  If it does borrow,  its expenses will be greater than comparable funds that do not borrow for leverage.  Additionally,  the Fund's net asset  value per  share  might  fluctuate  more than that of funds  that do not  borrow.
Currently,  the Fund does not contemplate  using this technique,  but if it does so, it will not likely do so to a substantial degree.

      |X|  Derivatives.  The Fund can invest in a variety of derivative  investments to seek income for liquidity needs or for hedging  purposes.  Some  derivative  investments the Fund can use are the  hedging  instruments  described  below  in  this  Statement  of  Additional
Information.  However,  the Fund does not use,  and does not  currently  contemplate  using, derivatives or hedging  instruments to a significant degree and is not obligated to use them in seeking its objective.

      Some of the derivative  investments  the Fund can use include "debt  exchangeable  for common stock" of an issuer or  "equity-linked  debt  securities" of an issuer.  At maturity, the debt  security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity.  Both  alternatives present a risk that the amount  payable at maturity will be less than the  principal  amount of the debt  because  the price of the  issuer's  common  stock  might not be as high as the
Manager expected.

      |X| Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company
Act that apply to those types of investments, and the following additional limitation: the
Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the
Investment Company Act. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The
Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing  in another  investment  company  may  involve  the  payment of  substantial premiums above the value of such investment  company's  portfolio  securities and is subject to  limitations  under the  Investment  Company  Act.  The Fund does not intend to invest in other investment  companies  unless the Manager believes that the potential  benefits of the investment  justify the payment of any premiums or sales  charges.  As a  shareholder  of an investment  company,  the Fund  would be  subject to its  ratable  share of that  investment company's expenses,  including its advisory and administration  expenses.  The Fund does not anticipate  investing a substantial  amount of its net assets in shares of other  investment companies.

      |X|  Hedging.  Although  the Fund does not  anticipate  the  extensive  use of hedging instruments,  the Fund can use them.  It is not required to do so in seeking its  objective.
To attempt to protect  against  declines  in the market  value of the Fund's  portfolio,  to permit the Fund to retain  unrealized gains in the value of portfolio  securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered  calls on securities or futures.  Covered calls can also be used to seek income, but the Manager does not expect to engage extensively in that practice.

      The Fund can use  hedging  to  establish  a  position  in the  securities  market as a temporary  substitute  for  purchasing  particular  securities.  In that case the Fund would normally seek to purchase the securities and then terminate that hedging position.  The Fund might also use this type of hedge to attempt to protect  against  the  possibility  that its portfolio  securities would not be fully included in a rise in value of the market. To do so the Fund could:

o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund's  strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular  hedging  instruments the Fund can use are  described  below.  The Fund may employ  new  hedging  instruments  and strategies  when they are developed,  if those  investment  methods are consistent  with the
Fund's investment objective and are permissible under applicable  regulations  governing the
Fund.

      Futures.  The  Fund  can buy and sell  futures  contracts  that  relate  to (1)  stock indices  (these are referred to as "stock index  futures") (2) an individual  stock ("single stock futures"), (3) foreign currencies (these are referred to as "forward contracts"),  and
(4) commodities (these are referred to as "commodity futures").

      A broadly-based  stock index is used as the basis for trading stock index futures.  In some cases  stock  indices  may be based on stocks of issuers in a  particular  industry  or group of industries.  A stock index assigns relative values to the common stocks included in the index and its value  fluctuates  in response  to the changes in value of the  underlying stocks.  A stock index cannot be purchased or sold directly.  These  contracts  obligate the seller to deliver,  and the purchaser to take cash to settle the futures  obligation.  There is no delivery of the underlying securities to settle the obligation.

      A single stock  future  obligates  the seller to deliver  (and the  purchaser to take)
cash or a specified  equity security to settle the futures  transaction.  Either party could also enter into an  offsetting  contract to close out the  position.  Single  stock  futures trade on a very limited  number of exchanges,  with  contracts  typically not fungible among the exchanges.

      The Fund can invest a portion of its assets in commodity future  contracts.  Commodity futures may be based upon  commodities  within five (5) main commodity  groups:  (1) energy, which  includes  crude oil,  natural gas,  gasoline and heating  oil; (2)  livestock,  which includes cattle and hogs; (3) agriculture,  which includes wheat,  corn,  soybeans,  cotton, coffee,  sugar and cocoa; (4) industrial  metals,  which includes  aluminum,  copper,  lead, nickel,  tin and zinc; and (5) precious  metals,  which includes gold,  platinum and silver.
The Fund may purchase and sell commodity  futures  contracts,  options on futures  contracts and options and  futures on  commodity  indices  with  respect to these five main  commodity groups  and the  individual  commodities  within  each  group,  as well as  other  types  of commodities.

      A single stock  future  obligates  the seller to deliver  (and the  purchaser to take)
cash or a specified  equity security to settle the futures  transaction.  Either party could also enter into an  offsetting  contract to close out the  position.  Single  stock  futures trade on a very limited  number of exchanges,  with  contracts  typically not fungible among the exchanges.

      No payment is paid or received by the Fund on the  purchase or sale of a future.  Upon entering into a futures transaction,  the Fund will be required to deposit an initial margin payment  with the  futures  commission  merchant  (the  "futures  broker").  Initial  margin payments will be deposited with the Fund's  custodian  bank in an account  registered in the futures  broker's  name.  However,  the futures  broker can gain access to that account only under  specified  conditions.  As the future is marked to market  (that is, its value on the
Fund's  books is  changed)  to  reflect  changes  in its  market  value,  subsequent  margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to  expiration  of the  future,  the Fund may elect to close out its position by taking an opposite  position,  at which time a final  determination of variation margin is made and any  additional  cash must be paid by or released  to the Fund.  Any loss or gain  on the  future  is  then  realized  by the  Fund  for  tax  purposes.  All  futures transactions  (except forward  contracts) are effected  through a  clearinghouse  associated with the exchange on which the contracts are traded.

            Put and Call  Options.  The Fund can buy and sell  certain  kinds of put options
("puts")  and  call  options  ("calls").  The  fund  can buy and  sell  exchange-traded  and
over-the-counter   put  and  call  options,   including  options  on  indices,   securities,
currencies, commodities and futures.

            Writing  Covered  Call  Options.  The Fund can  write  (that is,  sell)  covered calls.  If the Fund sells a call  option,  it must be covered.  That means the Fund must own the security  subject to the call while the call is  outstanding,  or, for certain  types of calls,  the call may be covered by  segregating  liquid assets to enable the Fund to satisfy its  obligations if the call is exercised.  Not more than 25% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call,  it receives  cash (a premium).  In the case of a call on a  security,  the  Fund  agrees  to  sell  the  underlying  security  to  a  purchaser  of a corresponding  call on the same security  during the call period at a fixed  exercise  price regardless  of market price changes  during the call period.  The call period is usually not more  than  nine  months.  The  exercise  price  may  differ  from the  market  price of the underlying  security.  The  Fund  has the risk of loss  that  the  price  of the  underlying security may decline  during the call period.  That risk may be offset to some extent by the premium  the Fund  receives.  If the value of the  investment  does not rise  above the call price,  it is likely  that the call will lapse  without  being  exercised.  In that case the
Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index,  it receives  cash (a premium).  If the buyer of the call  exercises  it,  the Fund  will pay an amount  of cash  equal to the  difference between the closing  price of the call and the  exercise  price,  multiplied  by a specified multiple that  determines the total value of the call for each point of  difference.  If the value of the underlying  investment does not rise above the call price it is likely that the call will  lapse  without  being  exercised.  In that  case,  the Fund  would  keep the cash premium.

      The Fund's custodian bank, or a securities  depository  acting for the custodian bank, will act as the  Fund's  escrow  agent,  through  the  facilities  of the  Options  Clearing
Corporation  ("OCC"),  as to the  investments  on which the Fund has written calls traded on exchanges  or as to other  acceptable  escrow  securities.  In that way,  no margin  will be required for such  transactions.  OCC will release the  securities on the  expiration of the option or when the Fund enters into a closing transaction.

      To  terminate  its  obligation  on a call it has  written,  the  Fund may  purchase  a corresponding  call in a  "closing  purchase  transaction."  The Fund  will  then  realize a profit or loss,  depending  upon  whether  the net of the amount of the  option  transaction costs and the  premium  received  on the call the Fund  wrote is more or less than the price of the call the Fund purchases to close out the  transaction.  The Fund may realize a profit if the call expires  unexercised,  because the Fund will retain the underlying  security and the premium it received when it wrote the call. Any such profits are  considered  short-term capital  gains for federal  income tax purposes,  as are the premiums on lapsed calls.  When distributed  by the Fund they are taxable as ordinary  income.  If the Fund cannot  effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

            Writing  Uncovered  Call Options on Futures  Contracts.  The Fund may also write calls on a futures contract  without owning the futures  contract or securities  deliverable under the contract.  To do so, at the time the call is written, the Fund must cover the call by  segregating  an  equivalent  dollar  amount of liquid  assets.  The Fund will  segregate additional  liquid  assets if the value of the  segregated  assets  drops  below 100% of the current value of the future.  Because of this segregation  requirement,  in no circumstances would the  Fund's  receipt  of an  exercise  notice as to that  future  require  the Fund to deliver a futures contract. It would simply put the Fund in a short futures position,  which is permitted by the Fund's hedging policies.

            Writing  Put  Options.  The  Fund  can  sell  put  options.  A put  option  on a security  gives the purchaser the right to sell,  and the writer the  obligation to buy, the underlying  security  at the  exercise  price  during the option  period.  The Fund will not write  puts if, as a  result,  more  than 50% of the  Fund's  net  assets  would  have to be segregated to cover put options.

      If the Fund sells a put option,  it must be covered by segregated  liquid assets.  The premium the Fund  receives  from writing a put option  represents  a profit,  as long as the price of the underlying  investment  remains above the exercise  price of the put.  However, the Fund also  assumes  the  obligation  during  the  option  period  to buy the  underlying investment  from  the  buyer  of the put at the  exercise  price,  even if the  value of the investment  falls  below  the  exercise  price.  If  the  Fund  writes  a put  that  expires unexercised,  the Fund realizes a gain in the amount of the premium less transaction  costs.
If the put is exercised,  the Fund must fulfill its  obligation  to purchase the  underlying investment  at the exercise  price.  That price will usually  exceed the market value of the investment  at that  time.  In that  case,  the  Fund  may  incur  a loss  if it  sells  the underlying  investment.  That  loss  will be  equal  to the  sum of the  sale  price  of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction costs incurred.

      When  writing a put  option on a  security,  to secure its  obligation  to pay for the underlying  security the Fund will identify  liquid assets on its books having a value equal to or  greater  than the  exercise  price of the  underlying  security.  The Fund  therefore forgoes the  opportunity of investing the  segregated  assets or writing calls against those assets.

      As long as the Fund's  obligation as the put writer  continues,  it may be assigned an exercise  notice by the  exchange  or  broker-dealer  through  which the put was sold.  That notice will require the Fund to exchange  currency  (for a put written on a currency) at the specified  rate of  exchange  or to take  delivery of the  underlying  security  and pay the exercise  price.  The Fund has no  control  over when it may be  required  to  purchase  the underlying  security,  since it may be assigned an exercise  notice at any time prior to the termination  of its  obligation as the writer of the put. That  obligation  terminates  upon expiration  of the put.  It may also  terminate  if,  before the Fund  receives  an exercise notice,  the Fund effects a closing  purchase  transaction  by  purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise  notice,  it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing  purchase  transaction  to realize a profit on an outstanding  put option it has written or to prevent the  underlying  security from being put.  Effecting a closing  purchase  transaction  will permit the Fund to write  another put option on the security or to sell the security and use the proceeds  from the sale for other investments.  The Fund will  realize a profit  or loss from a closing  purchase  transaction depending on whether the cost of the  transaction is less or more than the premium  received from  writing the put option.  Any  profits  from  writing  puts are  considered  short-term capital gains for federal tax purposes,  and when  distributed  by the Fund,  are taxable as ordinary income.

            Purchasing  Calls and Puts. The Fund can purchase  calls to protect  against the possibility  that the Fund's  portfolio will not  participate in an anticipated  rise in the
securities  market.   When  the  Fund  buys  a  call  (other  than  in  a  closing  purchase transaction),  it pays a  premium.  The  Fund  then  has  the  right  to buy the  underlying investment  from a seller of a  corresponding  call on the same  investment  during the call period at a fixed  exercise  price.  The Fund benefits only if it sells the call at a profit or if, during the call period,  the market price of the  underlying  investment is above the sum of the call price plus the  transaction  costs and the premium paid for the call and the
Fund  exercises  the call. If the Fund does not exercise the call or sell it (whether or not at a profit),  the call will become  worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The  Fund can buy  puts  whether  or not it holds  the  underlying  investment  in its portfolio.  When the Fund  purchases  a put,  it pays a  premium  and,  except as to puts on indices,  has  the  right  to sell  the  underlying  investment  to a  seller  of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on an  investment  the Fund  does  not own  (such as an index or  future)
permits the Fund to resell the put or to buy the  underlying  investment  and sell it at the exercise  price.  The  resale  price  will vary  inversely  to the  price of the  underlying investment.  If the market price of the  underlying  investment is above the exercise  price and, as a result, the put is not exercised,  the put will become worthless on its expiration date.

      Buying a put on  securities  or futures  the Fund owns  enables the Fund to attempt to protect  itself  during  the put  period  against a decline  in the value of the  underlying investment  below the exercise  price by selling the  underlying  investment at the exercise price to a seller of a corresponding  put. If the market price of the underlying  investment is equal to or above the  exercise  price  and,  as a result,  the put is not  exercised  or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to sell the  underlying  investment.  However,  the
Fund may sell the put prior to its expiration.  That sale may or may not be at a profit.

      Buying a put on an  investment  the Fund  does  not own  (such as an index or  future)
permits the Fund to resell the put or to buy the  underlying  investment  and sell it at the exercise  price.  The  resale  price  will vary  inversely  to the  price of the  underlying investment.  If the market price of the  underlying  investment is above the exercise  price and, as a result, the put is not exercised,  the put will become worthless on its expiration date.

      When the Fund  purchases a call or put on an index or Future,  it pays a premium,  but settlement  is in cash rather than by delivery  of the  underlying  investment  to the Fund.
Gain or loss  depends on changes in the index in question  (and thus on price  movements  in the securities market generally) rather than on price movements in individual  securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

            Buying and  Selling  Options on  Foreign  Currencies.  The Fund can buy and sell calls  and  puts on  foreign  currencies.  They  include  puts  and  calls  that  trade on a securities  or  commodities  exchange  or in the  over-the-counter  markets or are quoted by major  recognized  dealers in such  options.  The Fund could use these calls and puts to try to protect against  declines in the dollar value of foreign  securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager  anticipates a rise in the dollar value of a foreign  currency in which securities to be acquired are  denominated,  the increased  cost of those  securities may be partially  offset by  purchasing  calls or writing  puts on that  foreign  currency.  If the
Manager anticipates a decline in the dollar value of a foreign currency,  the decline in the dollar value of portfolio securities  denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign  currency.  However,  the currency rates could  fluctuate  in a  direction  adverse to the Fund's  position.  The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund  writes  on a  foreign  currency  is  "covered"  if the Fund  owns the underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign currency  without  additional cash  consideration  (or it can do so for additional  cash  consideration  from  liquid  assets  identified  on the Fund's  books upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund  could  write a call on a  foreign  currency  to  provide  a hedge  against a decline  in the U.S.  dollar  value of a  security  which  the Fund owns or has the right to acquire and which is denominated in the currency  underlying the option.  That decline might be one that occurs due to an expected  adverse  change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those  circumstances,  the Fund  covers  the  option by identifying  liquid assets on its books having a value equal to the aggregate  amount of the
Fund's commitment under such option position.

      Risks of Hedging  with Options and Futures.  The use of hedging  instruments  requires special  skills and  knowledge of  investment  techniques  that are  different  than what is required for normal portfolio  management.  If the Manager uses a hedging  instrument at the wrong  time or judges  market  conditions  incorrectly,  hedging  strategies  may reduce the
Fund's  return.  The Fund could also  experience  losses if the  prices of its  futures  and options positions were not correlated with its other investments.

      The Fund's option  activities  could affect its portfolio  turnover rate and brokerage commissions.  The exercise of calls written by the Fund might cause the Fund to sell related portfolio  securities,  thus  increasing its turnover rate. The exercise by the Fund of puts
on  securities  will  cause  the  sale  of  underlying  investments,   increasing  portfolio
turnover.  Although  the  decision  whether to  exercise a put it holds is within the Fund's control,  holding a put might  cause the Fund to sell the  related  investments  for reasons that would not exist in the absence of the put.

      The Fund could pay a  brokerage  commission  each time it buys a call or put,  sells a call,  or buys or sells an underlying  investment in connection  with the exercise of a call or put.  Those  commissions  could be higher on a relative  basis than the  commissions  for direct  purchases  or sales of the  underlying  investments.  Premiums  paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options  offer large  amounts of leverage.  The leverage  offered by trading in options could  result in the Fund's net asset value being more  sensitive to changes in the value of the underlying investment.

      If a  covered  call  written  by the  Fund is  exercised  on an  investment  that  has increased in value,  the Fund will be required to sell the investment at the call price.  It will not be able to realize any profit if the  investment  has  increased in value above the call price.

      An option position may be closed out only on a market that provides  secondary trading for options of the same series,  and there is no assurance  that a liquid  secondary  market will  exist for any  particular  option.  The Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using  short  hedging by  selling  futures  or  purchasing  puts on broadly-based  indices or futures to attempt to protect against declines in the value of the
Fund's  portfolio  securities.  The risk is that the prices of the futures or the applicable index  will  correlate  imperfectly  with the  behavior  of the cash  prices  of the  Fund's securities.  For example,  it is possible  that while the Fund has used hedging  instruments in a short hedge,  the market may advance and the value of the securities held in the Fund's portfolio  might  decline.  If that  occurred,  the Fund  would  lose  money on the  hedging instruments  and  also  experience  a  decline  in the  value of its  portfolio  securities.
However,  while this could  occur for a very brief  period or to a very small  degree,  over time the  value of a  diversified  portfolio  of  securities  will  tend to move in the same direction as the indices upon which the hedging instruments are based.

      The  risk  of  imperfect  correlation  increases  as the  composition  of  the  Fund's portfolio  diverges from the securities  included in the applicable index. To compensate for the  imperfect  correlation  of movements  in the price of the  portfolio  securities  being hedged and  movements  in the price of the hedging  instruments,  the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It  might  do so if the  historical  volatility  of  the  prices  of the  portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary  spreads  between  prices in the cash and futures  markets are subject to distortions,  due to differences in the nature of those markets.  First, all participants in the futures market are subject to margin deposit and maintenance  requirements.  Rather than meeting  additional  margin  deposit  requirements,  investors may close  futures  contracts through  offsetting  transactions  which could distort the normal  relationship  between the cash  and  futures  markets.  Second,  the  liquidity  of  the  futures  market  depends  on participants  entering into offsetting  transactions  rather than making or taking delivery.
To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit  requirements in the futures market are less onerous than margin requirements in the securities  markets.  Therefore,  increased  participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use  hedging  instruments  to  establish  a  position  in the  securities markets as a temporary  substitute for the purchase of individual  securities (long hedging)
by buying futures and/or calls on such futures,  broadly-based indices or on securities.  It is  possible  that  when  the Fund  does so the  market  might  decline.  If the  Fund  then concludes  not to invest in  securities  because of concerns  that the market might  decline further or for other reasons,  the Fund will realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

      Forward  Contracts.  Forward contracts are foreign currency exchange  contracts.  They are used to buy or sell  foreign  currency for future  delivery at a fixed  price.  The Fund uses  them to "lock  in" the  U.S.  dollar  price of a  security  denominated  in a  foreign currency  that the Fund has  bought or sold,  or to protect  against  possible  losses  from changes in the relative  values of the U.S. dollar and a foreign  currency.  The Fund limits its exposure in foreign currency exchange  contracts in a particular foreign currency to the amount of its assets  denominated  in that currency or a  closely-correlated  currency.  The
Fund may also use "cross-hedging"  where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward  contract,  one party agrees to purchase,  and another party agrees to sell, a specific  currency at a future date.  That date may be any fixed number of days from the date of the contract  agreed upon by the parties.  The  transaction  price is set at the time the contract is entered  into.  These  contracts  are traded in the  inter-bank  market conducted  directly  among  currency  traders  (usually  large  commercial  banks) and their customers.

      The Fund may use forward  contracts  to protect  against  uncertainty  in the level of future  exchange  rates.  The use of  forward  contracts  does  not  eliminate  the  risk of fluctuations  in the  prices  of the  underlying  securities  the Fund  owns or  intends  to acquire,  but it does fix a rate of exchange  in advance.  Although  forward  contracts  may reduce  the risk of loss from a decline  in the value of the  hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

      When  the  Fund  enters  into a  contract  for the  purchase  or  sale  of a  security denominated in a foreign currency,  or when it anticipates  receiving dividend payments in a foreign  currency,  the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S.  dollar  equivalent  of the  dividend  payments.  To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency  involved in the  underlying  transaction,  in a fixed amount of U.S.  dollars per unit of the foreign currency.  This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an  adverse  change in the  currency  exchange  rates  during the period between  the date on which the  security  is  purchased  or sold or on which the  payment is declared, and the date on which the payments are made or received.

      The Fund  could  also  use  forward  contracts  to lock in the  U.S.  dollar  value of portfolio  positions.  This is  called a  "position  hedge."  When the  Fund  believes  that foreign currency might suffer a substantial  decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency  approximating  the value of some or all of the Fund's  portfolio  securities  denominated  in that foreign  currency.
When the Fund believes that the U.S.  dollar might suffer a  substantial  decline  against a foreign currency,  it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward contract to sell a different  foreign  currency for a fixed U.S.  dollar  amount if the Fund  believes that the
U.S. dollar value of the foreign  currency to be sold pursuant to its forward  contract will fall  whenever  there  is a  decline  in the U.S.  dollar  value  of the  currency  in which portfolio securities of the Fund are denominated.  That is referred to as a "cross hedge."

      The Fund will cover its short  positions in these cases by  identifying  liquid assets on its books having a value equal to the  aggregate  amount of the Fund's  commitment  under forward  contracts.  The Fund  will not enter  into  forward  contracts  or  maintain  a net exposure to such contracts if the  consummation  of the contracts would obligate the Fund to deliver  an amount of  foreign  currency  in  excess  of the value of the  Fund's  portfolio securities  or other assets  denominated  in that  currency or another  currency that is the subject of the hedge.

      However,  to avoid excess  transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio  securities or other  assets  denominated  in foreign  currencies  if the excess  amount is "covered" by liquid  securities  denominated  in any  currency.  The cover must be at least  equal at all times to the  amount  of that  excess.  As one  alternative,  the Fund may  purchase  a call option  permitting  the Fund to purchase  the amount of foreign  currency  being hedged by a forward  sale  contract  at a price no higher than the forward  contract  price.  As another alternative,  the Fund may purchase a put option  permitting  the Fund to sell the amount of foreign currency  subject to a forward  purchase  contract at a price as high or higher than the forward contact price.

      The precise  matching  of the amounts  under  forward  contracts  and the value of the securities  involved  generally will not be possible  because the future value of securities denominated in foreign  currencies will change as a consequence of market movements  between the date the  forward  contract is entered  into and the date it is sold.  In some cases the
Manager  might  decide to sell the  security  and  deliver  foreign  currency  to settle the original  purchase  obligation.  If the market value of the security is less than the amount of foreign  currency  the Fund is  obligated  to  deliver,  the Fund might have to  purchase additional  foreign  currency on the "spot"  (that is,  cash)  market to settle the security trade. If the market value of the security  instead  exceeds the amount of foreign  currency the Fund is  obligated  to deliver  to settle the trade,  the Fund might have to sell on the spot market some of the  foreign  currency  received  upon the sale of the  security.  There will be additional transaction costs on the spot market in those cases.

      The projection of short-term  currency market  movements is extremely  difficult,  and the  successful  execution of a short-term  hedging  strategy is highly  uncertain.  Forward contracts  involve  the risk that  anticipated  currency  movements  will not be  accurately predicted,  causing  the Fund to sustain  losses on these  contracts  and to pay  additional transactions  costs.  The use of forward  contracts  in this manner  might reduce the Fund's performance if there are  unanticipated  changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or  before  the  maturity  of a  forward  contract  requiring  the  Fund  to sell a currency,  the Fund  might  sell a  portfolio  security  and use the sale  proceeds  to make delivery of the currency.  In the  alternative the Fund might retain the security and offset its contractual  obligation to deliver the currency by purchasing a second  contract.  Under that  contract  the Fund will  obtain,  on the same  maturity  date,  the same amount of the currency  that it is  obligated  to deliver.  Similarly,  the Fund might close out a forward contract  requiring it to purchase a specified  currency by entering into a second  contract entitling it to sell the same amount of the same  currency on the maturity date of the first contract.  The Fund  would  realize  a gain or loss as a result  of  entering  into  such an offsetting forward contract under either  circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates  between the  currencies  involved  moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward  contracts  varies with  factors  such as the currencies  involved,  the length of the contract period and the market  conditions then prevailing.  Because  forward  contracts are usually  entered into on a principal  basis, no brokerage fees or  commissions  are involved.  Because these  contracts are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty  under each forward contract.

      Although  the Fund  values  its  assets  daily in terms of U.S.  dollars,  it does not intend to convert its  holdings of foreign  currencies  into U.S.  dollars on a daily basis.
The Fund may convert  foreign  currency from time to time, and will incur costs in doing so.
Foreign exchange  dealers do not charge a fee for conversion,  but they do seek to realize a profit  based on the  difference  between  the  prices  at which  they buy and sell  various currencies.  Thus, a dealer might offer to sell a foreign  currency to the Fund at one rate, while  offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      Regulatory Aspects of Hedging  Instruments.  The Commodities Future Trading Commission
(the  "CFTC")  recently  eliminated  limitations  on futures  trading  by certain  regulated entities including registered  investment companies and consequently  registered  investment companies may engage in unlimited  futures  transactions  and options thereon  provided that the Fund claims an exclusion  from  regulation as a commodity  pool  operator.  The Fund has claimed  such an  exclusion  from  registration  as a  commodity  pool  operator  under  the
Commodity  Exchange  Act  ("CEA").  The Fund may use  futures  and  options  for hedging and non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines adopted by the Fund's investment advisor (as they may be amended from time to time),  and as otherwise  set forth in the Fund's  prospectus  or this  statement of additional information.

      Transactions  in options by the Fund are  subject to  limitations  established  by the option  exchanges.  The exchanges limit the maximum number of options that may be written or held by a single  investor or group of  investors  acting in  concert.  Those  limits  apply regardless  of whether  the  options  were  written or  purchased  on the same or  different exchanges or are held in one or more accounts or through one or more different  exchanges or through one or more  brokers.  Thus,  the number of options  that the Fund may write or hold may be affected by options  written or held by other entities,  including  other  investment companies  having the same  advisor as the Fund (or an advisor  that is an  affiliate of the
Fund's  advisor).  The exchanges also impose  position  limits on futures  transactions.  An exchange may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

      Under  interpretations  of staff  members of the  Securities  and Exchange  Commission regarding  applicable  provisions of the  Investment  Company Act, when the Fund purchases a future,  it must  segregate cash or readily  marketable  short-term  debt  instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

      Tax  Aspects  of  Certain  Hedging  Instruments.  Certain  foreign  currency  exchange contracts  in which the Fund may invest are treated as "Section  1256  contracts"  under the
Internal  Revenue Code. In general,  gains or losses  relating to Section 1256 contracts are characterized  as 60% long-term and 40%  short-term  capital gains or losses under the Code.
However,  foreign  currency  gains or losses  arising from Section 1256  contracts  that are forward  contracts  generally are treated as ordinary  income or loss. In addition,  Section
1256 contracts held by the Fund at the end of each taxable year are  "marked-to-market," and unrealized  gains or losses are treated as though they were realized.  These  contracts also may be marked-to-market  for purposes of determining the excise tax applicable to investment company  distributions  and for  other  purposes  under  rules  prescribed  pursuant  to the
Internal  Revenue  Code.  An election can be made by the Fund to exempt  those  transactions from this marked-to-market treatment.

      Certain  forward  contracts the Fund enters into may result in "straddles" for federal income tax  purposes.  The straddle  rules may affect the  character and timing of gains (or losses)  recognized by the Fund on straddle  positions.  Generally,  a loss sustained on the disposition  of a position  making up a straddle is allowed only to the extent that the loss exceeds  any  unrecognized  gain  in  the  offsetting  positions  making  up  the  straddle.
Disallowed  loss is generally  allowed at the point where there is no  unrecognized  gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the  Internal  Revenue  Code,  the  following  gains or losses  are  treated  as ordinary income or loss:
(1)   gains or losses  attributable to fluctuations in exchange rates that occur between the time the Fund accrues  interest or other  receivables or accrues  expenses or other liabilities  denominated  in a  foreign  currency  and the time  the Fund  actually collects such receivables or pays such liabilities, and
(2)   gains or losses  attributable  to  fluctuations  in the  value of a  foreign  currency between  the  date of  acquisition  of a debt  security  denominated  in a  foreign currency or foreign currency forward contracts and the date of disposition.
      Currency  gains and losses are offset  against  market  gains and losses on each trade before  determining  a net "Section  988" gain or loss under the  Internal  Revenue Code for that  trade,  which may  increase  or decrease  the amount of the Fund's  investment  income available for distribution to its shareholders.

      |X|  Temporary  Defensive  and  Interim   Investments.   When  market  conditions  are
unstable,  or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt  securities  for defensive  purposes.  The Fund can also  purchase  these  securities  for  liquidity  purposes  to meet  cash  needs due to the redemption of Fund shares,  or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund can buy:

o     high-quality,  short-term money market instruments, including those issued by the U.S.
            Treasury or other government agencies,
o     commercial  paper  (short-term,  unsecured,  promissory  notes of  domestic or foreign companies),
o     short-term debt obligations of corporate issuers,
o     certificates  of deposit and bankers'  acceptances  of domestic and foreign  banks and savings and loan associations, and
o     repurchase agreements.

      Short-term  debt  securities   would  normally  be  selected  for  defensive  or  cash
management  purposes  because  they can normally be disposed of quickly,  are not  generally subject to significant  fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

      |X| What Are "Fundamental  Policies?" Fundamental policies are those policies that the
Fund has  adopted  to  govern  its  investments  that can be  changed  only by the vote of a
"majority" of the Fund's outstanding  voting  securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o     67% or more of the shares present or  represented  by proxy at a shareholder  meeting, if the  holders  of  more  than  50% of  the  outstanding  shares  are  present  or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment  objective is a fundamental policy.  Other policies described in the Prospectus or this Statement of Additional  Information are  "fundamental"  only if they are  identified as such.  The Fund's Board of Trustees can change  non-fundamental  policies without shareholder  approval.  However,  significant changes to investment policies will be described in  supplements  or updates to the  Prospectus  or this  Statement  of  Additional
Information,  as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      |X| What are the Fund's  Additional  Fundamental  Policies?  The following  investment restrictions are fundamental policies of the Fund.

o     The Fund cannot buy securities  issued or guaranteed by any one issuer if more than 5%
         of its total assets would be invested in  securities  of that issuer or if it would then own  more  than  10% of that  issuer's  voting  securities.  That  restriction applies to 75% of the Fund's total  assets.  The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.
o     The Fund  cannot  invest in physical  commodities  or  physical  commodity  contracts.
         However,  the Fund can buy and sell hedging  instruments to the extent specified in its  Prospectus  and this  Statement of Additional  Information  from time to time.
         The Fund can also buy and sell options,  futures,  securities or other  instruments backed by, or the investment  return from which,  is linked to changes in the price of, physical commodities.
o     The Fund  cannot lend  money.  However,  it can invest in all or a portion of an issue of bonds,  debentures,  commercial  paper or other similar  corporate  obligations.
         The Fund may also lend its portfolio  securities subject to the restrictions stated
         in the Prospectus and this Statement of Additional  Information  and can enter into repurchase transactions.
o     The Fund cannot  concentrate  investments.  That means it cannot invest 25% or more of its total assets in companies in any one industry.
o     The Fund cannot underwrite securities of other companies.  A permitted exception is in case it is  deemed  to be an  underwriter  under  the  Securities  Act of 1933 when reselling any securities held in its own portfolio.
o     The Fund cannot  invest in real estate or in interests in real  estate.  However,  the
         Fund can purchase  readily-marketable  securities of companies  holding real estate or interests in real estate.
o     The  Fund  cannot  issue  "senior  securities."  However,  that  restriction  does not prohibit the Fund from borrowing  money subject to the provisions set forth in this
         Statement of Additional  Information,  or from entering into margin,  collateral or escrow arrangements permitted by its other investment policies.

      |X|  Non-Fundamental  Investment  Restrictions.   The  Fund  has  a  number  of  other
investment  restrictions  that are not  fundamental  policies,  which means that they can be changed by vote of a majority of the Fund's Board of Trustees without shareholder approval.

o     The  Fund  cannot  invest  in  companies  for the  purpose  of  acquiring  control  or management of them.
o     The Fund cannot  invest in or hold  securities  of any issuer if officers and Trustees or directors of the Fund or the Manager  individually or beneficially own more than
      1/2 of 1% of the  securities  of that  issuer  and  together  own more than 5% of the securities of that issuer.
o     The Fund  cannot  purchase  securities  on margin.  However,  the Fund can make margin deposits in connection with any of the hedging instruments  permitted by any of its other investment policies.
o     The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act.
o     The Fund cannot  pledge,  mortgage or  hypothecate  any of its assets.  However,  this does not  prohibit the escrow  arrangements  contemplated  by writing  covered call options or other  collateral or margin  arrangements  in connection with any of the hedging instruments permitted by any of its other investment policies.
      Unless the  Prospectus  or this  Statement  of  Additional  Information  states that a percentage  restriction  applies on an ongoing  basis,  it applies only at the time the Fund
makes  an  investment   (except  in  the  case  of  borrowing  and  investments  in  illquid securities).  The Fund need not sell  securities to meet the percentage  limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's  policy not to  concentrate  its  investments  as described above,  the Fund has adopted the  industry  classifications  set forth in Appendix A to this
Statement of Additional Information.  That is not a fundamental policy.

DISCLOSURE OF PORTFOLIO HOLDINGS.

      Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination by employees, officers and/or directors of the
      Investment Advisor, Distributor, and Transfer Agent of information about the portfolio securities holdings of the Funds.  These policies are designed to assure that dissemination of non-public information about portfolio securities is distributed for a legitimate business purpose, and is done in a manner that (a)
      conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to a Fund.

      Until publicly disclosed, a Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, such need for transparency must be balanced against the risk that third parties who gain access to a Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the portfolio securities that portfolio managers are trading in on a Fund's behalf.

      The Investment Advisor and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration
      (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Advisor or any affiliated person of the Investment Advisor) in connection with the disclosure of a Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the investment Advisor and their subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or
      "consideration" for these purposes.  It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

      A list of the top 10 or more portfolio securities holdings (based on invested
                        ----------
      assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.  The top 10 or more  holdings also shall be posted on the
      OppenheimerFunds' website at www.oppenheimerfunds.com in the "Fund Profiles"
      section.  Other general information about a Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted with a 15-day lag.

      Except under special limited circumstances discussed below, month-end lists of a
      Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If they have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Investment Advisor's
            Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Investment Advisor's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep confidential information that is not publicly available regarding a Fund's holdings and agreeing not to trade directly or indirectly based on the information.

      Complete Fund portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the Investment Advisor,  Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Investment Advisor, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Fund's certified public accountants and auditors,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Investment Advisor to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations, because securities are not priced by the
            Fund's regular pricing services).

      Portfolio holdings information of a Fund may be provided, under limited circumstances, to brokers and dealers or with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker or dealer or other entity.  Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the Fund.  Any third party receiving such information must first sign the
      Investment Advisor's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

      Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Investment Advisor in connection with portfolio trading, and (2) by the members of the Investment Advisor's Security
      Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by a
            Fund are not priced by the fund's regular pricing services)
o     Dealers to obtain price quotations where the fund is not identified as the owner

      Portfolio holdings information (which may include information on a Fund's entire portfolio or individual securities therein) may be provided by senior officers of the
      Investment Advisor or attorneys on the legal staff of the Investment Advisor,
      Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisors of portfolios (but only pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (if entire portfolio holdings are provided, however, it shall be done only pursuant to a confidentiality agreement),
o     Investment bankers in connection with merger discussions (but only pursuant to confidentiality agreements)

      Portfolio managers and analysts may, subject to the Investment Advisor's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

      The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their
      Fund shares paid as pro rata shares of securities held in the Fund's portfolio.  In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

      The Chief Compliance Officer of the Fund and the Investment Advisor, Distributor, and
      Transfer Agent (the "CCO") shall oversee the compliance by the Investment Advisor,
      Distributor, Transfer Agent, and their personnel with these policies and procedures.
      At least annually, the CCO shall report to the Fund Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund Board any material violation of these policies and procedures during the previous calendar quarter and shall make recommendations to the Companies and to the Boards as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Investment Advisor and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings.  One or more of the
      Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons         ABG Securities             ABN AMRO
Advest                      AG Edwards                 American Technology
                                                       Research
Auerbach Grayson            Banc of America Securities Barclays
Baseline                    Bear Stearns               Belle Haven
Bloomberg                   BNP Paribas                BS Financial Services
Buckingham Research Group   Caris & Co.                CIBC World Markets
Citigroup                   Citigroup Global Markets   Collins Stewart
Craig-Hallum Capital Group  Credit Agricole Cheuvreux  Credit Suisse First
LLC                         N.A. Inc.                  Boston
Daiwa Securities            Davy                       Deutsche Bank
Deutsche Bank Securities    Dresdner Kleinwort         Emmet & Co
                            Wasserstein
Empirical Research          Enskilda Securities        Essex Capital Markets
Exane BNP Paribas           Factset                    Fidelity Capital Markets
Fimat USA Inc.              First Albany               First Albany Corporation
Fixed Income Securities     Fortis Securities          Fox-Pitt, Kelton
Friedman, Billing, Ramsey   Fulcrum Global Partners    Garp Research
George K Baum & Co.         Goldman                    Goldman Sachs
HSBC                        HSBC Securities Inc        ING Barings
ISI Group                   Janney Montgomery          Jefferies
Jeffries & Co.              JP Morgan                  JP Morgan Securities
JPP Eurosecurities          Keefe, Bruyette & Woods    Keijser Securities
Kempen & Co. USA Inc.       Kepler Equities/Julius     KeyBanc Capital Markets
                            Baer Sec
Leerink Swan                Legg Mason                 Lehman
Lehman Brothers             Lipper                     Loop Capital Markets
MainFirst Bank AG           Makinson Cowell US Ltd     Maxcor Financial
Merrill                     Merrill Lynch              Midwest Research
Mizuho Securities           Morgan Stanley             Morningstar
Natexis Bleichroeder        Ned Davis Research Group   Nomura Securities
Pacific Crest               Pacific Crest Securities   Pacific Growth Equities
Petrie Parkman              Pictet                     Piper Jaffray Inc.
Plexus                      Prager Sealy & Co.         Prudential Securities
Ramirez & Co.               Raymond James              RBC Capital Markets
RBC Dain Rauscher           Research Direct            Robert W. Baird
Roosevelt & Cross           Russell Mellon             Ryan Beck & Co.
Sanford C. Bernstein        Scotia Capital Markets     SG Cowen & Co.
SG Cowen Securities         Soleil Securities Group    Standard & Poors
Stone & Youngberg           SWS Group                  Taylor Rafferty
Think Equity Partners       Thomas Weisel Partners     UBS
Wachovia                    Wachovia Corp              Wachovia Securities
Wescott Financial           William Blair              Yieldbook

How the Fund is Managed

Organization  and  History.  The  Fund is an  open-end,  diversified  management  investment company with an unlimited number of authorized shares of beneficial  interest.  The Fund was organized as a Massachusetts business trust in June 1997.

      Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares.  The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and
Class Y.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may do so from time to time on important matters or when required to do so by the
Investment Company Act or other applicable law. Shareholders have the right, upon a vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee, or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the
Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the
Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law.
The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee, a Regulatory & Oversight Committee, A
Governance Committee, and a Proxy committee.  The Audit Committee is comprised solely of
Independent Trustees.  The members of the Audit Committee are Paul Y. Clinton (Chairman),
Thomas W. Courtney, Robert B. Galli, Lacy B. Herrmann and Brian Wruble.  The Audit
Committee held 5 meetings during the Fund's fiscal year ended October 31, 2004.  The Audit
Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor.  The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the
Fund's internal accounting procedures and controls, and reviews reports of the Manager's internal auditor among other duties as set forth in the Committee's charter.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Directors and selecting and nominating Independent Trustees for election.  The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees.  The full Board elects new Trustees except for those instances when a shareholder vote is required.

      To date, the Committee has been able to identify from its own resources an ample number of qualified candidates.  Nonetheless, shareholders may submit names of individuals, accompanies by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Committee in care of the Fund.  The
Committee may consider such persons at such time as it meets to consider possible nominees.  The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose of considering potential nominees.

Trustees and Officers of the Fund. Each of the Trustees is an "Independent Trustee" under the Investment Company Act. The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following Oppenheimer funds (referred to as "Board III Funds"):

Oppenheimer Quest For Value Funds, a
  series fund having the following three
  series:
  Oppenheimer Small Cap Value Fund,        Oppenheimer Quest  International Value
                                           Fund, Inc.
  Oppenheimer Quest Balanced Fund and      Oppenheimer  Quest Capital Value Fund,
                                           Inc.
  Oppenheimer Quest Opportunity Value Fund Oppenheimer Quest Value Fund, Inc.
Rochester Portfolio Series, a series fund  Bond Fund Series, a series fund
  having one series: Limited-Term New        having one series: Oppenheimer
  York Municipal Fund                        Convertible Securities Fund
Rochester Fund Municipals                  Oppenheimer MidCap Fund

      In addition to being a trustee or director of the Board III Funds, Mr. Galli is also a director or trustee of 24 other portfolios in the OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the economies of sales efforts realized by the
Distributor.
      Messrs. O'Hare, Murphy, Vottiero, Wixted, Peteresen, Miao,Gillispie, Vandehey,  and
Zack and Mses. Bloomberg and Ives who are officers of the Fund, respectively hold the same offices of one or more of the other Board III Funds as with the Fund. As of  March 20,
2005, the Trustees and Officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.  The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the
Fund listed above. In addition, each Independent Trustee (and their immediate family members) do not own securities of either the Manager or Distributor of the Board III Funds or any entity directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

      The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, CO
80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                   Years;                                     Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Oppenheimer
with Fund,         Trustee;                                   BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex       Owned in   Overseen
Age                Currently Overseen by Trustee              the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2004
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Thomas W.          Principal  of  Courtney  Associates,  Inc. None       $10,001-$50,000
Courtney,          (1982-Present)   (venture  capital  firm);
Chairman of the    former General  Partner of Trivest Venture
Board of Trustees, Fund  (private   venture   capital  fund);
Trustee since 1997 President   of    Investment    Counseling
Age: 71            Federated  Investors,   Inc.  (1973-1982);
                   Trustee   of   the   following    open-end
                   investment  companies:  Cash Assets Trust,
                   PIMCO  ADVISORS  VIT,  Tax  Free  Trust of
                   Arizona  and four  funds for the  Hawaiian
                   Tax Free Trust.  Oversees 10 portfolios in
                   the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Paul Y. Clinton,   Principal     of    Clinton     Management None       Over
Trustee, since     Associates   (1996-present)  (a  financial            $100,000
1997 Age: 74       and  venture  capital   consulting  firm);
                   Trustee of PIMCO  ADVISORS  VIT  (open-end
                   investment  company);  former  director or
                   trustee   of   the   following    open-end
                   investment  companies:  OCC Cash Reserves,
                   Inc.  (1989-December  2002),  Capital Cash
                   Management  Trust  (1979-December   2004),
                   Prime Cash Fund and  Narragansett  Insured
                   Tax-Free   Income   Fund    (1996-December
                   2004).   Oversees  10  portfolios  in  the
                   OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert G. Galli,   A   trustee   or    director    of   other Over       Over
Trustee since 1998 Oppenheimer funds.  Oversees 34 portfolios $100,000   $100,000
Age: 71            in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Lacy B. Herrmann,  Chairman    of   the   Board   of   Aquila None       $10,001-$50,000
Trustee since 1997 Management  Corporation,   the  sponsoring
Age: 75            organization  and  parent of the  manager,
                   administrator,        adviser       and/or
                   sub-adviser   and   Chairman  or  Chairman
                   Emeritus  of the  Board  of  Trustees  and
                   President  of 11 funds  in the  Azuila(sm)
                   fund    complex;    Chairman   of   Aquila
                   Investment  Management  (since  2004)  and
                   Chief   Executive   Officer    (1986-2004)
                   (sub-adviser  and  administrator  of funds
                   in the Aquila(sm)  fund complex;  Director
                   of  Aquila   Distributors,   Inc.,  (since
                   1981)   and   formerly    President    and
                   Secretary   (distributor   of  the   above
                   funds);   Trustee   PIMCO   ADVISORS  VIT;
                   Trustee  Emeritus of Brown  University and
                   the    Hopkins    School.    Oversees   10
                   portfolios    in   the    OppenheimerFunds
                   complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Brian Wruble,      General Partner of Odyssey Partners,  L.P. $1-$10,000 over
Trustee since 2001 since  September  1995)  (hedge  funds  in            $100,000
Age: 61            distribution    since    January    1997);
                   Director  of Special  Value  Opportunities
                   Fund,   LLC   (since    September   2004);
                   Investment   Advisory   Board  of   Zurich
                   Financial  Services  (since October 2004):
                   Board  of   Governing   Trustees   of  The
                   Jackson  Laboratory  (since  August  1990)
                   (non  profit);  Trustee of  Institute  for
                   Advanced    Study    (since    May   1992)
                   (educational  institute);  Special Limited
                   Partner (January  1999-September 2004) and
                   Managing   Principal   (through   December
                   1998) of Odyssey Investment Partners,  LLC
                   (private  equity  investment);  Trustee of
                   Research  Foundation  of AIMR  (2000-2002)
                   (investment     research,     non-profit);
                   Governor,  Jerome Levy Economics Institute
                   of  Bard  College  (August  1990-September
                   2001)  (economics  research);  Director of
                   Ray &  Berendtson,  Inc.  (May  2000-April
                   2002)  (executive  search firm).  Oversees
                   10  portfolios  in  the   OppenheimerFunds
                   complex.

-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for Messrs. O'Hare,
Murphy, Gillespie, Miao and Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, New York 10281-1008, for Messrs. Vandehey, Vottiero, Petersen
and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924.  Each Officer
serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John O'Hare, Vice       Vice President of the Manager since September 2003; an
President and           officer of 2 portfolios in the OppenheimerFunds complex.
Portfolio Manager       Formerly Executive Vice President and Portfolio Manager
since 2003              (June 2000 - August 2003) and Portfolio Manager and Senior
Age:  47                Vice President (August 1997 - June 2000) at Geneva Capital
                        Management, Ltd. (an investment advisor). Mr. O'Hare holds a BBA in Finance and Economics from the University of
                        Wisconsin and is a Chartered Financial Analyst.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,         Chairman,  Chief Executive  Officer and director (since June
President since 2001    2001) and President  (since  September 2000) of the Manager;
Age: 55                 President  and a director  or  trustee of other  Oppenheimer funds;  President  and  a  director  (since  July  2001)  of
                        Oppenheimer  Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer  Partnership  Holdings,  Inc. (a holding  company  subsidiary  of the  Manager);  a  director
                        (since November 2001) of OppenheimerFunds  Distributor, Inc.
                        (a  subsidiary  of the  Manager);  Chairman  and a  director
                        (since  July  2001) of  Shareholder  Services,  Inc.  and of
                        Shareholder   Financial   Services,   Inc.  (transfer  agent
                        subsidiaries  of  the  Manager);  President  and a  director
                        (since  July  2001) of  OppenheimerFunds  Legacy  Program (a charitable  trust program  established  by the  Manager);  a director of the following  investment advisory  subsidiaries of the Manager:  OFI Institutional  Asset Management,  Inc.,
                        Centennial Asset Management Corporation,  Trinity Investment
                        Management Corporation and Tremont Capital Management,  Inc.
                        (since  November   2001),   HarbourView   Asset   Management
                        Corporation  and OFI Private  Investments,  Inc. (since July
                        2001);  President  (since  November  1, 2001) and a director
                        (since  July 2001) of  Oppenheimer  Real  Asset  Management,
                        Inc.;  Executive  Vice  President  (since  February 1997) of
                        Massachusetts  Mutual Life Insurance  Company (the Manager's
                        parent  company);  a  director  (since  June  1995)  of  DLB
                        Acquisition  Corporation  (a holding  company  that owns the shares of Babson  Capital  Management  LLC); a member of the
                        Investment  Company  Institute's Board of Governors (elected to serve from October 3, 2003 through  September  30, 2006).
                        Formerly,   Chief  Operating  Officer  (September  2000-June
                        2001)  of  the  Manager;  President  and  trustee  (November
                        1999-November  2001)  of  MML  Series  Investment  Fund  and
                        MassMutual    Institutional   Funds   (open-end   investment
                        companies);  a director (September 1999-August 2000) of C.M.
                        Life Insurance Company;  President,  Chief Executive Officer
                        and director  (September  1999-August 2000) of MML Bay State
                        Life   Insurance   Company.   Oversees  62   portfolios   as
                        Trustee/Director and 21 additional  portfolios as Officer in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer, Principal    the  Manager;  Treasurer  of  HarbourView  Asset  Management
Financial and           Corporation,    Shareholder   Financial   Services,    Inc.,
Accounting Officer      Shareholder   Services,   Inc.,   Oppenheimer   Real   Asset
since 1999              Management   Corporation,    and   Oppenheimer   Partnership
Age: 45                 Holdings,   Inc  (since   March   1999),   of  OFI   Private
                        Investments,  Inc. (since March 2000),  of  OppenheimerFunds
                        International  Ltd.  and  OppenheimerFunds  plc  (since  May
                        2000), of OFI Institutional  Asset  Management,  Inc. (since
                        November 2000),  and of  OppenheimerFunds  Legacy Program (a
                        Colorado   non-profit   corporation)   (since   June  2003);
                        Treasurer and Chief  Financial  Officer  (since May 2000) of
                        OFI  Trust  Company  (a  trust  company  subsidiary  of  the
                        Manager);   Assistant   Treasurer   (since  March  1999)  of
                        Oppenheimer  Acquisition Corp.  Formerly Assistant Treasurer
                        of   Centennial   Asset   Management    Corporation   (March
                        1999-October  2003)  and  OppenheimerFunds   Legacy  Program
                        (April  2000-June  2003);   Principal  and  Chief  Operating
                        Officer   (March   1995-March   1999)   at   Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002;  formerly Vice  President/Corporate  Accounting of the
since 2002              Manager   (July   1999-March   2002).   An   officer  of  83
Age: 41                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services, Inc.
Age:  54                Formerly (until February 2004) Vice President and Director of Internal Audit of the Manager. An officer of 83
                        portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since January 2004) and General
Secretary since 2001    Counsel  (since  February  2002)  of  the  Manager;  General
Age: 56                 Counsel  and  a  director   (since  November  2001)  of  the
                        Distributor;;  General  Counsel  (since  November  2001)  of
                        Centennial   Asset  Management   Corporation;   Senior  Vice
                        President  and  General  Counsel  (since  November  2001) of
                        HarbourView  Asset  Management  Corporation;  Secretary  and
                        General   Counsel  (since   November  2001)  of  Oppenheimer
                        Acquisition  Corp.;   Assistant  Secretary  and  a  director
                        (since October 1997) of OppenheimerFunds  International Ltd.
                        and  OppenheimerFunds  plc;  Vice  President  and a director
                        (since November 2001) of Oppenheimer  Partnership  Holdings,
                        Inc.; a director (since  November 2001) of Oppenheimer  Real
                        Asset  Management,  Inc.;  Senior  Vice  President,  General
                        Counsel and a director  (since November 2001) of Shareholder
                        Financial Services,  Inc.,  Shareholder Services,  Inc., OFI
                        Private  Investments,  Inc.  and  OFI  Trust  Company;  Vice
                        President (since November 2001) of  OppenheimerFunds  Legacy
                        Program;  Senior Vice  President and General  Counsel (since
                        November 2001) of OFI Institutional Asset Management,  Inc.;
                        a  director  (since  June 2003) of  OppenheimerFunds  (Asia)
                        Limited.  Formerly Senior Vice President (May  1985-December
                        2003), Acting General Counsel (November  2001-February 2002)
                        and Associate  General  Counsel (May  1981-October  2001) of
                        the Manager;  Assistant  Secretary of Shareholder  Services,
                        Inc.  (May  1985-November   2001),   Shareholder   Financial
                        Services,    Inc.   (November   1989-November   2001);   and
                        OppenheimerFunds  International  Ltd.(October  1997-November
                        2001).  An officer of 83 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June 1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary (since
Age: 39                 October  2003)  of  the  Distributor;   Assistant  Secretary
                        (since   October  2003)  of  Centennial   Asset   Management
                        Corporation;  Vice President and Assistant  Secretary (since
                        1999) of Shareholder  Services,  Inc.;  Assistant  Secretary
                        (since  December  2001) of  OppenheimerFunds  Legacy Program and of Shareholder  Financial  Services,  Inc..  Formerly an
                        Assistant Counsel of the Manager (August  1994-October 2003)
                        .  An  officer  of 83  portfolios  in  the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President and  Associate  Counsel of the Manager since
Assistant Secretary     May  2004;  formerly  First  Vice  President  and  Associate
since 2004              General  Counsel of UBS Financial  Services Inc.  (formerly,
Age: 37                 PaineWebber   Incorporated)  (May  1999  -  April  2004.  An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior  Vice  President  and Deputy  General  Counsel of the
Assistant Secretary     Manager since  September 2004.  Formerly Mr.  Gillespie held
since 2004              the  following   positions  at  Merrill   Lynch   Investment
Age: 41                 Management:  First  Vice  President  (2001-September  2004);
                        Director  (from  2000) and Vice  President  (1998-2000).  An officer of 74 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Wayne Miao,             Assistant  Vice  President  and  Assistant  Counsel  of  the
Assistant Secretary     Manager since June 2004.  Formerly an Associate  with Sidley
since 2004              Austin  Brown & Wood LLP  (September  1999 - May  2004).  An
Age: 32                 officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|   Remuneration of Trustees. The officers of the Fund who are affiliated with the
Manager receive no salary or fee from the Fund. The Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended October
31, 2004. The compensation from all ten of the Board III Funds (including the Fund)
represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year ended
December 31, 2004.

---------------------------------------------------------------------------------
Trustee Name and       Aggregate     Retirement    Estimated         Total
                                                     Annual
                                                   Retirement
                                                    Benefits     Compensation
                                                    Paid at      From Fund and
                                                   Retirement  Fund Complex For
                                      Benefits      from all   Which Individual
Other Fund            Compensation   Accrued as    Board III       Serves As
Position(s) (as        From Fund    Part of Fund     Funds     Trustee/Director
applicable)                1          Expenses    (10 funds)2        * (8)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Paul Y. Clinton          $7,484       $16,170                     $166,389(4)

Audit Committee                                     $76,994

Chairman

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Thomas W. Courtney
Chairman and Audit
Committee Member         $7,694       $14,032       $78,862       $172,071(3)

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Galli
Audit Committee          $6,973        $8,119      $80,923(5)     $237,312(6)
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lacy B. Herrmann

Audit Committee          $7,273       $12,488       $74,648       $161,071(7)

Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian Wruble
Audit Committee                                     $22,238
Member                   $7,273        $3,964                      $111,000
---------------------------------------------------------------------------------
                                     ---------------------------------
                                                                                                                                  Management Fees Paid to OppenheimerFunds, Inc.

1.  Aggregate Compensation From Fund includes fees and deferred compensation, if any, for a Trustee.
2.  Estimated Annual Retirement Benefits to be Paid Upon Retirement is based on a straight life paymen plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (afte years of service) to receive retirement plan benefits as described below under "Retirement Plan for
   Trustees."
3.  Includes $51,071 ($26,750 compensation and $24,321 accrued retirement benefits) from one open-end investment company, PIMCO Advisors VIT ("PIMCO"), with respect to Mr. Courtney's service as a trust of that fund. The Fund's former Sub-Adviser acts as the investment adviser to PIMCO.
4.  Includes $50,389 ($26,500 compensation and $23,889 accrued retirement benefits) from PIMCO, with  t
   respect to Mr. Clinton's service as a trustee of that fund.                                        r 7
5.  Includes $43,933 estimated to be paid to Mr. Galli for serving as a trustee or director of 25 othe
   Oppenheimer funds (at December 31, 2004) that are not Board III Funds.
6.  Includes $129,312 paid to Mr. Galli for serving as trustee or director of 25 other Oppenheimer fun
   (at December 31, 2004) that are not Board III Funds.                                               ee
7.  Includes $50,071 ($25,750 compensation and $24,321 accrued retirement benefits) from PIMCO, with respect to Mr. Herrmann's service as a trustee of that fund.
*  For purposes of this section only, "Fund Complex" includes the Oppenheimer funds and PIMCO (formerl
  OCC Accumulation Trust) in accordance with the instructions for Form N-1A.  The Manager does not    r
  consider PIMCO to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise
  interpreted                                                                                         ds

      |X|  Retirement  Plan for  Trustees.  The Fund has  adopted  a  retirement  plan that  provides payments to retired Trustees.  Payments are up to 80% of the average  compensation paid during a Trusty five years of service in which the highest  compensation  was  received.  A Trustee  must serve as Tru for any of the  Board  III  Funds  listed  above  for at least 15 years  to be  eligible  for the  max payment.  Each  Trustee's  retirement  benefits  will  depend  on  the  amount  of  the  Trustee's  fu compensation and length of service.

      ?  Deferred  Compensation  Plan  for  Trustees.  The  Board  of  Trustees  has  adopted  a  Defe fo
Compensation  Plan for  disinterested  Trustees  that enables  them to elect to defer  receipt of all ee'
portion of the annual fees they are entitled to receive from the Fund.  Under the plan,  the  compensaste deferred by a Trustee is periodically  adjusted as though an equivalent amount had been invested in shimu of one or more  Oppenheimer  funds selected by the Trustee.  The amount paid to the Trustee under the tur will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets,  liabilirre and net income per share.  The plan will not  obligate  the Fund to retain the  services of any Trusteor to pay any particular  level of compensation  to any Trustee.  Pursuant to an Order issued by the SEC,tio
Fund may invest in the funds selected by the Trustee under the plan without  shareholder  approval forare
limited purpose of determining the value of the Trustee's deferred fee account.                       pla

      ?Major  Shareholders.  As of  February  2, 2005,  the only  people who owned of record or were k by the Fund to own  beneficially  5% or more of any  class of the  Fund's  outstanding  shares,  and ttie
holdings of that class as of that date, were the following:                                           e o
                                                                                                       th
      MLPF&S for the sole benefit of its customers,  Attn.: Fund Admin.,  4800 Deer Lake Dr. East Floo th
Jacksonville,  FL 32246-6484,  which owned  89,905.242 Class N shares,  representing  5.55% of the Cla shares then outstanding;
                                                                                                      now
                                                                                                      hei
MassMutual Life Insurance Co. Attn.:  N225,  Separate  Investment Acct., 1295 State St.,  Springfield,
01111-0001,  which  owned  989,436.549  Class Y shares,  representing  56.76%  of the Class Y shares
outstanding;                                                                                          r 3
                                                                                                      ss
IBT & Co. Cust.,  OppenheimerFunds Cap Accum., Attn.: MML037, 200 Clarendon Street, 16th Floor, Boston
02116-5021,  which  owned  225,111.112  Class Y shares,  representing  12.91%  of the Class Y shares
outstanding;                                                                                             r
                                                                                                        Ms
OFI Trust Company TR,  OppenheimerFunds,  Inc.,  Deferred  Compensation Plan, Attn.:  Susan Cisneros, thee
Liberty Street, 11th Floor, New York, NY 10281-1024,  which owned 265,060.709 Class Y shares, represen   m
15.20% of the Class Y shares then outstanding;                                                           e
                                                                                                      , M
Massachusetts Mutual Life Insurance Company, 1295 State Street,  Springfield,  MA 01111-0001,  which othe
257,647.555 Class Y shares, representing 14.78% of the Class Y shares then outstanding.                  d
                                                                                                         a
                                                                                                       22n
                                                                                                      tins
The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlle   n
by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services
organization.                                                                                         wne
                                                                                                         s
|X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed    r
detect and prevent improper personal trading by certain employees, including portfolio managers, that    e
would compete with or take advantage of the Fund's portfolio transactions. Covered persons include       e
persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities,
including securities that may be purchased or held by the Fund, subject to a number of restrictions an   n
controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.         r
                                                                                                      to
      The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can
reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information    ,
about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Cod  N of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by d
                              -----------
electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's
                                                    -------------------
Public Reference Section, Washington, D.C. 20549-0102.                                                   A
                                                                                                       ben
|X|   Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting Policies and Procedures und which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund'sde
primary consideration in voting portfolio proxies is the financial interests of the Fund and its      at A
shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies   n
accordance with the Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Proxy Voting Guidelines include provisions to address conflicts of interest that may
arise between the Fund and OFI where an OFI directly-controlled affiliate manages or administers the     5
assets of a pension plan of a company soliciting the proxy. The Fund's Portfolio Proxy Voting Guideliner g on routine and non-routine proxy proposals are summarized below.

o     The Fund votes with the recommendation of the issuer's management on routine matters, including  ind
            election of directors nominated by management and ratification of auditors, unless circums     s
            indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals and supports elimination of anti-takeover
            proposals, absent unusual circumstances.                                                  es
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.                                     tan
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation questions such as stock option plans and bon plans to be ordinary business activity. The Fund analyzes stock option plans, paying parti attention to their dilutive effect. While the Fund generally supports management proposals
            Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ending June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i)
without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's   us
website at www.sec.gov.                                                                               cul
           -----------
                                                                                                      , t
      The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Mana selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager the Fund is employed by the Manager and is the person who is principally responsible for the day-to-da management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office spa facilities and equipment. It also requires the Manager to provide and supervise the activities of all ger administrative and clerical personnel required to provide effective administration for the Fund. Those of responsibilities include the compilation and maintenance of records with respect to its operations, thy preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The   ce,
advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interes
taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transf   ce
agent expenses, share issuance costs, certain printing and registration costs and non-recurring expense including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees ar allocated to each class of shares based upon the relative proportion of the Fund's net assets represen by that class. The management fees paid by the Fund to the Manager during its last three fiscal years
were:                                                                                                 t,
                                                                                                      er
:                                                                                                     es,

                                                                                                      e  ar
                                         Fiscal Year Ended 10/31:                                     tedhe
                                     ---------------------------------
      ----------------------------------------------------------------
                                                   2002                                                                                             $6,671,502
      ----------------------------------------------------------------
      ----------------------------------------------------------------
                   2003                         $5,417,106
      ----------------------------------------------------------------
      ----------------------------------------------------------------
                   2004                         $6,352,334
      ----------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory Agreement. Each year, the Board of
Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the
Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays.
These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the
         Fund. These included services provided by the Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the
         Securities Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund. The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the
Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations. The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board, including the Independent Trustees, concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the
Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding.
However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

    Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment advisor cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the
Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.
When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the
Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that:
(i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The  research  services  provided  by brokers  broaden the scope and  supplements  the research activities of the Manager.  That research provides additional views and comparisons for  consideration,  and helps the Manager to obtain market information for the valuation of securities  that are  either  held in the  Fund's  portfolio  or are  being  considered  for purchase.  The  Manager  provides  information  to the Board about the  commissions  paid to brokers  furnishing  such  services,  together  with the Manager's  representation  that the amount of such commissions was reasonably related to the value or benefit of such services.

       ------------------------------------------------------------------

          Fiscal Year Ended     Total Brokerage Commissions Paid by the
               10/31:                            Fund1
       ------------------------------------------------------------------
       ------------------------------------------------------------------
                2002                          $1,124,331
       ------------------------------------------------------------------
       ------------------------------------------------------------------
                2003                          $1,629,7682
       ------------------------------------------------------------------
       ------------------------------------------------------------------
                2004                          $1,957,1153
       ------------------------------------------------------------------
1.    Amounts do not include  spreads or  commissions  on  principal  transactions  on a net trade basis.
         2. During the fiscal year ended 10/31/03,  the amount of  transactions  directed to brokers for research services
         was  $112,058,996  and the amount of the  commissions  paid to  broker-dealers  for those services was $151,307.
         3.       During  the  fiscal  year  ended  10/31/04,  the  amount  of  transactions directed to brokers for research services was $112,058,996.
Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

         -----------------------------------------------------------
                              Aggregate             Class A
         Fiscal               Front-End            Front-End
         Year               Sales Charges        Sales Charges
         Ended               on Class A           Retained by
         10/31:                Shares             Distributor1
         -----------------------------------------------------------
         -----------------------------------------------------------
         2002                $1,724,680             $534,240
         -----------------------------------------------------------
         -----------------------------------------------------------
         2003                $1,153,285             $343,111
         -----------------------------------------------------------
         -----------------------------------------------------------
         2004                $1,439,353             $438,751
         -----------------------------------------------------------
    1. Includes amounts retained by a broker-dealer  that is an affiliate or a parent of the
Distributor.

     ----------------------------------------------------------------------

                      Concessions   Concessions  Concessions  Concessions
                      on Class A    on Class B   on Class C   on Class N
     Fiscal           Shares        Shares       Shares       Shares
     Year             Advanced by   Advanced by  Advanced by  Advanced by
     Ended            Distributor1  Distributor1 Distributor1 Distributor1
     10/31:
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     2002             $141,003      $2,277,844   $265,000     $76,769
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     2003             $110,893      $1,259,674   $178,412     $50,872
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     2004             $98,009       $1,199,893   $208,438     $68,206
     ----------------------------------------------------------------------
1.    The Distributor  advances  concession payments to dealers for certain sales of Class A shares  and for sales of Class B, and Class C and Class N shares  from its own  resources at the time of sale.

  -----------------------------------------------------------------------------------

  Fiscal   Class A Contingent  Class B Contingent     Class C           Class N
  Year       Deferred Sales      Deferred Sales      Contingent       Contingent
  Ended          Charges            Charges        Deferred Sales   Deferred Sales
  10/31        Retained by        Retained by         Charges           Charges
               Distributor        Distributor       Retained by       Retained by
                                                    Distributor       Distributor
  -----------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------
  2002           $19,229           $1,380,533         $33,503           $17,023
  -----------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------
  2003           $10,288            $922,794          $17,185           $23,146
  -----------------------------------------------------------------------------------
  -----------------------------------------------------------------------------------
  2004           $15,043            $767,386          $18,618           $12,823
  -----------------------------------------------------------------------------------
Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and
Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan.

      Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Financial intermediaries, brokers and dealers may receive other payments from the
Distributor or the Manager from their own resources in connection with the promotion and/or sale of shares of the Fund, including payments to defray expenses incurred in connection with educational seminars and meetings.  The Manager or Distributor may share expenses incurred by financial intermediaries in conducting training and educational meetings about aspects of the Fund for employees of the intermediaries or for hosting client seminars or meetings at which the Fund is discussed.  In their sole discretion, the Manager and/or the
Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.
Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A the plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review.
The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the
Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those
Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

|X|   Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The
Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that level.
Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below, regarding grandfathered retirement accounts. The Distributor makes payments to recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001
("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares. After the first year shares are outstanding, the
Distributor makes service fee payments to recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended  October 31, 2004  payments  under the Class A plan  totaled
$1,111,508  of  which  $38,025  was  retained  by  the  Distributor  under  the  arrangement described above, regarding  grandfathered  retirement accounts, and included $90,787 paid to an affiliate of the Distributor's parent company. Any unreimbursed  expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be  recovered in  subsequent years.  The Distributor  may not use payments  received under the Class A plan to pay any of its interest  expenses,  carrying  charges,  or other  financial  costs,  or  allocation  of overhead.

|X|      Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased.
After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. Class B, Class C or Class N shares may not be purchased by an investor directly from the Distributor without the investor designating another broker-dealer of record.  If the investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B, Class C and Class N shares.  The Distributor does not receive or retain the service fee on Class B, Class C or Class N shares in accounts for which it is listed as the broker-dealer of record.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and service fees increase Class N expenses by
0.50% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B and Class N shares.
The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the
Distributor for its services rendered in distributing Class B, Class C and Class N shares.
The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and Class N shares,
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B, Class C and Class
         N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

            The  Distributor's  actual  expenses  in  selling  Class B,  Class C and Class N shares may be more than the payments it receives from the contingent  deferred sales charges collected  on  redeemed  shares and from the Fund  under the  plans.  If either the Class B,
Class C or Class N plan is terminated by the Fund,  the Board of Trustees may allow the Fund to continue  payments of the asset-based  sales charge to the  Distributor for  distributing shares before the plan was terminated.

   --------------------------------------------------------------------------
      Distribution Fees Paid to the Distributor in the Fiscal Year Ended
                                   10/31/04
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
                  Total        Amount       Distributor's     Distributor's
                                              Aggregate       Unreimbursed
                                             Unreimbursed     Expenses as %
                Payments    Retained by     Expenses Under    of Net Assets
               Under Plan   Distributor          Plan           of Class
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
     Class B   $3,166,513   $2,460,0842      $16,926,277          5.42%
      Plan
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
     Class C   $1,052,106    $215,2213        $3,719,875          3.38%
      Plan
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
     Class N     $94,715      $63,5194         $376,075           1.67%
      Plan
   --------------------------------------------------------------------------
1.    Includes amounts paid to an affiliate of the Distributor's parent company: $90,787.
2.    Includes amounts paid to an affiliate of the Distributor's parent company: $59,416.
3.    Includes amounts paid to an affiliate of the Distributor's parent company: $53,740.
4.    Includes amounts paid to an affiliate of the Distributor's parent company: $2,760.

      All  payments  under  the  Class  B,  Class C and  Class N plans  are  subject  to the limitations imposed by the Conduct Rules of the National  Association of Securities Dealers,
Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the
Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

o     Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account.
         Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75%(as a percentage of the offering price) is deducted from the initial investment
("P" in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year,
4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0%
in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1.0%
contingent deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the inception date for Class N shares) are based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV   l/n - 1  Average Annual Total
               Return
  P

o     Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of
Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
---
  P

o     Average Annual Total Return (After Taxes on Distributions and Redemptions). The
"average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
---
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P
o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class
Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 10/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of  Cumulative Total              Average Annual Total Returns
             Returns (10
              years or
Shares     life-of-class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                 1-Year            5-Year           10-Year
                                                (or life of       (or life of
                                                   class)           class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After    Without  After    Without  After    Without After    Without
          Sales    Sales    Sales    Sales    Sales    Sales   Sales    Sales
           Charge   Charge   Charge   Charge   Charge  Charge   Charge   Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A1   41.93%   50.59%   1.47%    7.66%    -6.54%  -5.43%   5.19%    6.10%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B2   44.09%   44.09%   1.88%    6.88%    -6.52%  -6.14%   5.42%    5.42%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C3   43.08%   43.08%   5.88%    6.88%    -6.12%  -6.12%   5.32%    5.32%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class N4  -23.75%  -23.75%   6.43%    7.43%    -7.13%  -7.13%    n/a      n/a
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class Y5   55.29%   55.29%   8.08%    8.08%    -5.02%  -5.02%   6.57%    6.57%
---------------------------------------------------------------------------------
1.    Inception of Class A: 12/01/97.
2.    Inception of Class B: 12/01/97.
3.    Inception of Class C: 12/01/97.
4.    Inception of Class N: 03/01/01.
5.    Inception of Class Y: 12/01/97.

-----------------------------------------------------------------------------
   Average Annual Total Returns for Class A Shares1 (After Sales Charge)
                       For the Periods Ended 10/31/04
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                                 1-Year          5-Year          10-Year
                                                               (or life of
                                                                 class)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on Distributions     1.47%           -6.54%           5.19%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
After Taxes on                   0.95%           -5.44%           4.50%
Distributions and
Redemption of Fund Shares
-----------------------------------------------------------------------------
  1. Inception of Class A shares: 12/1/97.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. The
Fund is rated among Mid-Cap Growth Category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive
4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10%
receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)
The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and Publications. From
time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York
Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as
Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or
Transfer Agent, and of the investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.
Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the
Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United
         States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

79

ABOUT YOUR ACCOUNT

--------------------------------------------------------------------------------------------
                                     How to Buy Shares
--------------------------------------------------------------------------------------------

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least
$50 and shareholders must invest at least $500 before an Asset Builder Plan (described
    ---
below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange (the
"Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in
ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

A fiduciary can count all shares purchased for a trust, estate or other fiduciary account
(including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.
The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the
Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Main Street Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Developing Markets Fund       Street Fund III
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Discovery Fund                Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Emerging Growth Fund          Fund, Inc.
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Opportunity Value Fund
Oppenheimer Enterprise Fund               Oppenheimer Quest Value Fund, Inc.
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Asset Fund
Oppenheimer Global Fund                   Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Opportunities Fund     Municipals
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Select Value Fund
Oppenheimer Growth Fund                   Oppenheimer Senior Floating Rate Fund
Oppenheimer High Yield Fund               Oppenheimer Small Cap Value Fund
Oppenheimer International Bond Fund       Oppenheimer Strategic Income Fund
Oppenheimer International Growth Fund     Oppenheimer Total Return Bond Fund
Oppenheimer  International  Small Company
Fund                                      Oppenheimer U.S. Government Trust
Oppenheimer International Value Fund      Oppenheimer Value Fund
Oppenheimer   Limited   Term   California
Municipal Fund                            Limited-Term New York Municipal Fund
Oppenheimer Limited-Term Government Fund  Rochester Fund Municipals

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
                                          Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the
Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

   Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or (effective March 18, 2005) Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and
   (effective March 18th) Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases made up to 90 days before the date of the Letter. Class A shares of Oppenheimer Money
   Market Fund, Inc. and Oppenheimer Cash Reserves fund on which you did not pay a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and (effective March 18th)
   Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the
   "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.
   Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the Letter.

         Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the
Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.
The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter. If the intended  purchase amount under a Letter entered into by an  OppenheimerFunds  prototype
401(k) plan is not purchased by the plan by the end of the Letter  period,  there will be no adjustment of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of
$2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the
13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the
Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the
Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other
            Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset
Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.
      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The
Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans.  Certain types of retirement plans are entitled to purchase shares of the
Fund without sales charges or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information.  Certain special sales charge arrangements described in  Appendix B apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $1 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class C shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $1 million or more in assets but less than $5 million in assets invested in applicable investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the Oppenheimer funds.  If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has $5 million or more in assets invested in applicable investments
(other than assets invested in money market funds), then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

      OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the
Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept purchase order of $100,000 or more for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

      Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class
A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares
72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix B to this Statement of Additional
            Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
            Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the
            Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the
Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an
               OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender
               401(k) plan to any IRA invested in the Oppenheimer funds), and
o     purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender
               401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are  not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes.
The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.
Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance
Fee is automatically deducted from each such Fund account on or about the second to last business day of September.

      Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer
            Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus,
            Recordkeeper Pro and Pension Alliance Retirement Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

      To access account documents electronically via eDocs Direct, please visit the Service
Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.
                         ------------------------

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a
U.S. holiday). All references to time in this Statement of Additional Information mean
"Eastern time." The Exchange's most recent annual announcement (which is subject to change)
states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.  Additionally, trading on European and
Asian stock exchanges and over-the-counter markets normally is completed before the close of the Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the
Board at its next ensuing meeting

      ?  Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not,  at the closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the Board of
               Trustees, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the
Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker
(which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq(R)on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq(R)on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq(R), it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the
"bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares
The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal
Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution
"in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act.
Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of
$250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares"
for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds
Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.
      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the
Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The
Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the
Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the
Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents in proper form. The signature(s)
of the registered owners on the redemption documents must be guaranteed as described in the
Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at
$5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges
(see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.
      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix B to this Statement of
Additional Information).
      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional Information.

      Automatic  Withdrawal  Plans.  Fund  shares  will be  redeemed  as  necessary  to meet withdrawal  payments.  Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested  dividends and capital gains  distributions  will be redeemed next, followed by shares acquired with a sales charge,  to the extent necessary to make withdrawal payments.  Depending upon the amount  withdrawn,  the investor's  principal may be depleted.
Payments  made  under  these  plans  should not be  considered  as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer
Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the
Planholder. Receipt of payment on the date selected cannot be guaranteed.
      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the
Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.
The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a plan at any time by writing to the Transfer Agent. The
Fund may also give directions to the Transfer Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory to it that the
Planholder has died or is legally incapacitated. Upon termination of a plan by the Transfer
Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the
Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial Money Market Trust
   Centennial Government Trust               Centennial New York Tax Exempt
                                             Trust
   Centennial Money Market Trust             Centennial Tax Exempt Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer New Jersey Municipal Fund
   Oppenheimer AMT-Free Municipals           Oppenheimer Principal Protected Main
                                             Street Fund II
   Oppenheimer AMT-Free New York             Oppenheimer Pennsylvania Municipal
   Municipals                                Fund
   Oppenheimer California Municipal Fund     Oppenheimer Rochester National
                                             Municipals
   Oppenheimer International Value Fund      Oppenheimer Senior Floating Rate Fund
   Oppenheimer Limited Term California       Rochester Fund Municipals
   Municipal Fund
   Oppenheimer Limited Term Municipal
   Fund
   Oppenheimer Money Market Fund, Inc.

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund      Oppenheimer International Small Company
                                             Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Limited Term Municipal Fund
   Oppenheimer AMT-Free New York Municipals Oppenheimer New Jersey Municipal Fund
   Oppenheimer Balanced Fund                Oppenheimer Pennsylvania Municipal Fund
   Oppenheimer California Municipal Fund    Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer Capital Income Fund          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer Cash Reserves                Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Champion Income Fund         Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer Convertible Securities Fund  Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Disciplined Allocation Fund  Oppenheimer Rochester National Municipals
   Oppenheimer Developing Markets Fund      Oppenheimer Senior Floating Rate Fund
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Small Cap Value Fund
   Oppenheimer International Growth Fund    Oppenheimer Total Return Bond Fund

o     Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for
      Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of
      Class M shares.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund II until after the expiration of the warranty period (2/4/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanged at net asset value for shares of any of the Oppenheimer funds. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Principal Protected Main Street Fund III until after the expiration of the warranty period (12/6/2011).

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide
60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund Municipals
acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class
A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund,
Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares (other than funds listed in the next bulleted item listed immediately below), the Class B contingent deferred sales charge is imposed on Class
B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term Government Fund, Limited Term
Municipal Fund, Limited Term New York Municipal Fund,Oppenheimer Senior Floating Rate Fund,
and Cash Reserves that were initially purchased as shares of Oppenheimer Capital
Preservation Fund, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 5 years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and
Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b)
plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Processing  Exchange  Requests.  Shares to be  exchanged  are  redeemed on the regular business  day  the  Transfer  Agent  receives  an  exchange  request  in  proper  form  (the
"Redemption  Date").  Normally,  shares  of the fund to be  acquired  are  purchased  on the
Redemption  Date,  but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged  by an immediate  transfer of the redemption
proceeds.The  Fund reserves the right,  in its  discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple  exchange requests from a dealer might require the  disposition  of portfolio  securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so.However, special redemption and exchange features such as Automatic Exchange Plans and Automatic
Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional
Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another."Reinvestment
Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the
Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional
Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as
amended.As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax"
on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90%
of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables),
U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December
31 each year, the Fund must distribute 98% of its taxable investment income earned from
January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction.The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts.If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the
Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.
      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund
(or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number
                                                   -------
or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person
(to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S.
trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of
Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in
March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the
                                                     ---
conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed
Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer
Agent in writing and must have an existing account in the fund selected for reinvestment.
Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders.
It also handles shareholder servicing and administrative functions. It serves as the
Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the
Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the Independent
Registered Public Accounting Firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit services. KPMG LLP also acts as the independent registered public accounting firm the Manager and for certain other funds advised by the
Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MIDCAP FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer MidCap Fund, including the statement of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer MidCap Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP Denver, Colorado December 16, 2004 19 | OPPENHEIMER MIDCAP FUND STATEMENT OF INVESTMENTS October 31, 2004 -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- COMMON STOCKS--98.0% -------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--23.4% -------------------------------------------------------------------------------- AUTO COMPONENTS--1.5% Gentex Corp. 433,700 $14,316,437 -------------------------------------------------------------------------------- AUTOMOBILES--1.5% Harley-Davidson, Inc. 258,200 14,864,574 -------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--4.7% P.F. Chang's China Bistro, Inc. 1 243,000 12,354,120 -------------------------------------------------------------------------------- Ruby Tuesday, Inc. 510,900 12,619,230 -------------------------------------------------------------------------------- Starbucks Corp. 1 392,714 20,766,716 ----------- 45,740,066 -------------------------------------------------------------------------------- HOUSEHOLD DURABLES--0.9% Harman International Industries, Inc. 68,700 8,256,366 -------------------------------------------------------------------------------- LEISURE EQUIPMENT & PRODUCTS--2.1% Brunswick Corp. 433,900 20,358,588 -------------------------------------------------------------------------------- MEDIA--1.7% Getty Images, Inc. 1 287,300 16,988,049 -------------------------------------------------------------------------------- SPECIALTY RETAIL--8.6% Bed Bath & Beyond, Inc. 1 424,600 17,319,434 -------------------------------------------------------------------------------- Chico's FAS, Inc. 1 387,600 15,515,628 -------------------------------------------------------------------------------- O'Reilly Automotive, Inc. 1 499,300 21,499,858 -------------------------------------------------------------------------------- PetsMart, Inc. 620,100 19,830,798 -------------------------------------------------------------------------------- Urban Outfitters, Inc. 1 237,100 9,721,100 ----------- 83,886,818 -------------------------------------------------------------------------------- TEXTILES, APPAREL & LUXURY GOODS--2.4% Coach, Inc. 1 494,183 23,043,753 -------------------------------------------------------------------------------- CONSUMER STAPLES--2.3% -------------------------------------------------------------------------------- FOOD & STAPLES RETAILING--2.3% Whole Foods Market, Inc. 268,800 21,888,384 -------------------------------------------------------------------------------- ENERGY--6.3% -------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES--3.4% BJ Services Co. 285,200 14,545,200 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- ENERGY EQUIPMENT & SERVICES Continued Smith International, Inc. 1 314,800 $18,283,584 ----------- 32,828,784 -------------------------------------------------------------------------------- OIL & GAS--2.9% Apache Corp. 361,800 18,343,260 -------------------------------------------------------------------------------- XTO Energy, Inc. 297,300 9,923,874 ----------- 28,267,134 -------------------------------------------------------------------------------- FINANCIALS--10.6% -------------------------------------------------------------------------------- COMMERCIAL BANKS--2.2% Commerce Bancorp, Inc. 363,900 21,557,436 -------------------------------------------------------------------------------- DIVERSIFIED FINANCIAL SERVICES--5.4% Chicago Mercantile Exchange (The) 84,400 14,831,612 -------------------------------------------------------------------------------- Investors Financial Services Corp. 422,400 16,258,176 -------------------------------------------------------------------------------- Legg Mason, Inc. 342,900 21,846,159 ----------- 52,935,947 -------------------------------------------------------------------------------- INSURANCE--3.0% AMBAC Financial Group, Inc. 270,500 21,115,230 -------------------------------------------------------------------------------- Brown & Brown, Inc. 184,500 7,704,720 ----------- 28,819,950 -------------------------------------------------------------------------------- HEALTH CARE--18.7% -------------------------------------------------------------------------------- BIOTECHNOLOGY--4.1% Celgene Corp. 1 243,200 7,203,584 -------------------------------------------------------------------------------- Gen-Probe, Inc. 1 208,600 7,309,344 -------------------------------------------------------------------------------- Gilead Sciences, Inc. 1 728,000 25,210,640 ----------- 39,723,568 -------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES--7.4% Bard (C.R.), Inc. 265,100 15,057,680 -------------------------------------------------------------------------------- Cooper Cos., Inc. (The) 173,500 12,205,725 -------------------------------------------------------------------------------- Idexx Laboratories, Inc. 1 99,200 4,944,128 20 | OPPENHEIMER MIDCAP FUND VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES Continued Stryker Corp. 181,900 $ 7,838,071 -------------------------------------------------------------------------------- Thermo Electron Corp. 1 530,700 15,390,300 -------------------------------------------------------------------------------- Varian Medical Systems, Inc. 1 424,252 17,033,718 ----------- 72,469,622 -------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & SERVICES--7.2% Coventry Health Care, Inc. 1 381,250 15,593,125 -------------------------------------------------------------------------------- Health Management Associates, Inc., Cl. A 1,036,000 21,403,760 -------------------------------------------------------------------------------- Lincare Holdings, Inc. 1 290,500 10,678,780 -------------------------------------------------------------------------------- Patterson Cos., Inc. 1 593,200 22,245,000 ----------- 69,920,665 -------------------------------------------------------------------------------- INDUSTRIALS--14.3% -------------------------------------------------------------------------------- AEROSPACE & DEFENSE--2.2% L-3 Communications Holdings, Inc. 180,600 11,906,958 -------------------------------------------------------------------------------- Rockwell Collins, Inc. 262,700 9,317,969 ----------- 21,224,927 -------------------------------------------------------------------------------- AIR FREIGHT & LOGISTICS--2.8% Expeditors International of Washington, Inc. 472,000 26,951,200 -------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--3.8% Apollo Group, Inc., Cl. A 1 889 58,674 -------------------------------------------------------------------------------- Corporate Executive Board Co. 313,200 19,935,180 -------------------------------------------------------------------------------- Stericycle, Inc. 1 383,900 17,402,187 ----------- 37,396,041 -------------------------------------------------------------------------------- MACHINERY--1.5% Donaldson Co., Inc. 479,700 14,247,090 -------------------------------------------------------------------------------- ROAD & RAIL--1.8% C.H. Robinson Worldwide, Inc. 323,600 17,454,984 VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- TRADING COMPANIES & DISTRIBUTORS--2.2% Fastenal Co. 397,300 $21,942,879 -------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--22.4% -------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT--1.6% Comverse Technology, Inc. 1 741,900 15,312,816 -------------------------------------------------------------------------------- ITF Optical Technologies, Inc. 1,2 384,000 265,805 ----------- 15,578,621 -------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0% CDW Corp. 322,700 20,017,081 -------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES--1.3% VeriSign, Inc. 1 468,100 12,559,123 -------------------------------------------------------------------------------- IT SERVICES--5.4% Affiliated Computer Services, Inc., Cl. A 1 404,400 22,060,020 -------------------------------------------------------------------------------- Alliance Data Systems Corp. 1 281,700 11,910,276 -------------------------------------------------------------------------------- Fiserv, Inc. 1 520,400 18,495,016 ----------- 52,465,312 -------------------------------------------------------------------------------- OFFICE ELECTRONICS--1.8% Zebra Technologies Corp., Cl. A 1 323,750 17,155,513 -------------------------------------------------------------------------------- SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.8% Linear Technology Corp. 453,900 17,193,732 -------------------------------------------------------------------------------- SOFTWARE--8.5% Adobe Systems, Inc. 500,600 28,048,618 -------------------------------------------------------------------------------- Amdocs Ltd. 1 593,700 14,931,555 -------------------------------------------------------------------------------- Electronic Arts, Inc. 1 299,400 13,449,048 -------------------------------------------------------------------------------- Intuit, Inc. 1 106,800 4,844,448 -------------------------------------------------------------------------------- Symantec Corp. 1 386,200 21,990,228 ----------- 83,263,897 ----------- Total Common Stocks (Cost $791,157,725) 953,316,541 21 | OPPENHEIMER MIDCAP FUND STATEMENT OF INVESTMENTS Continued -------------------------------------------------------------------------------- VALUE SHARES SEE NOTE 1 -------------------------------------------------------------------------------- PREFERRED STOCKS--0.0% -------------------------------------------------------------------------------- Axsun Technologies, Inc., Cv., Series C 1,2,3 771,208 $ 252,802 -------------------------------------------------------------------------------- Centerpoint Broadband Technologies, Inc., Cv., Series D 1,2 556,586 -- ----------- Total Preferred Stocks (Cost $14,999,994) 252,802 PRINCIPAL VALUE AMOUNT SEE NOTE 1 -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS--1.8% --------------------------------------------------------------------------------

Undivided interest of 2.89% in joint repurchase agreement (Principal Amount/ Value $595,058,000, with a maturity value of $595,147,755) with UBS Warburg LLC, 1.81%, dated 10/29/04, to be repurchased at $17,215,596 on 11/1/04, collateralized by Federal National Mortgage Assn., 5.50%, 1/1/34--4/1/34, with a value of $607,720,116 (Cost $17,213,000) $ 17,213,000 $ 17,213,000

-------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $823,370,719) 99.8% 970,782,343 -------------------------------------------------------------------------------- OTHER ASSETS NET OF LIABILITIES 0.2 2,116,180 ------------------------------ NET ASSETS 100.0% $972,898,523 ============================== FOOTNOTES TO STATEMENT OF INVESTMENTS 1. Non-income producing security. 2. Illiquid or restricted security. See Note 5 of Notes to Financial Statements. 3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2004. The aggregate fair value of securities of affiliated companies held by the Fund as of October 31, 2004 amounts to $252,802. Transactions during the period in which the issuer was an affiliate are as follows:

                           SHARES                                 SHARES
                         OCT. 31,       GROSS        GROSS      OCT. 31,     UNREALIZED      REALIZED    DIVIDEND
                             2003   ADDITIONS   REDUCTIONS          2004   DEPRECIATION          GAIN      INCOME
-----------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS
Axsun Technologies,
Inc., Cv., Series C       771,208          --           --       771,208     $8,747,195    $       --         $--
fusionOne, Inc.,
8% Non-Cum
Cv., Series D           1,675,894          --    1,675,894            --             --     8,736,100          --
ITF Optical
Technologies,
Inc., Cv., Series A       200,000     184,000*     384,000            --             --            --          --
                                                                             ------------------------------------
                                                                             $8,747,195    $8,736,100         $--
                                                                             ====================================

*Issued as the result of a stock split.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 22 | OPPENHEIMER MIDCAP FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2004 --------------------------------------------------------------------------------

------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------

Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $814,370,722)                          $   970,529,541
Affiliated companies (cost $8,999,997)                                      252,802
                                                                    ----------------
                                                                        970,782,343
------------------------------------------------------------------------------------
Cash                                                                        717,908
------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                          2,994,769
Shares of beneficial interest sold                                          911,061
Interest and dividends                                                      126,232
Other                                                                         8,312
                                                                    ----------------
Total assets                                                            975,540,625

------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                    1,797,157
Transfer and shareholder servicing agent fees                               242,376
Shareholder communications                                                  205,253
Distribution and service plan fees                                          194,819
Trustees' compensation                                                      167,850
Other                                                                        34,647
                                                                    ----------------
Total liabilities                                                         2,642,102

------------------------------------------------------------------------------------
NET ASSETS                                                          $   972,898,523
                                                                    ================

------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------
Paid-in capital                                                     $ 1,951,582,203
------------------------------------------------------------------------------------
Accumulated net investment loss                                            (165,364)
------------------------------------------------------------------------------------
Accumulated net realized loss on investments                         (1,125,929,940)
------------------------------------------------------------------------------------
Net unrealized appreciation on investments                              147,411,624
                                                                    ----------------
NET ASSETS                                                          $   972,898,523
                                                                    ================
23 | OPPENHEIMER MIDCAP FUND STATEMENT OF ASSETS AND LIABILITIES Continued --------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $504,291,744 and 33,529,515 shares of beneficial interest outstanding)                  $15.04
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                         $15.96
--------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $312,315,072 and 21,853,772 shares of beneficial interest outstanding)                  $14.29
--------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $110,018,329 and 7,700,461 shares of beneficial interest outstanding)                   $14.29
--------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $22,487,917 and 1,509,089 shares of beneficial interest outstanding)                    $14.90
--------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based
on net assets of $23,785,461 and 1,533,205 shares of beneficial interest outstanding)      $15.51
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 24 | OPPENHEIMER MIDCAP FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2004 -------------------------------------------------------------------------------- ---------------------------------------------------------------------- INVESTMENT INCOME ---------------------------------------------------------------------- Dividends (net of foreign withholding taxes of $7,200) $ 2,456,436 ---------------------------------------------------------------------- Interest 149,776 ------------- Total investment income 2,606,212 ---------------------------------------------------------------------- EXPENSES ---------------------------------------------------------------------- Management fees 6,352,334 ----------------------------------------------------------------------

Distribution and service plan fees:

Class A 1,111,508 Class B 3,166,513 Class C 1,052,106 Class N 94,715 ----------------------------------------------------------------------

Transfer and shareholder servicing agent fees:

Class A 2,025,128 Class B 1,704,643 Class C 546,056 Class N 110,995 Class Y 56,539 ---------------------------------------------------------------------- Shareholder communications: Class A 106,621 Class B 161,154 Class C 33,303 Class N 305 ---------------------------------------------------------------------- Trustees' compensation 54,773 ---------------------------------------------------------------------- Custodian fees and expenses 11,839 ---------------------------------------------------------------------- Other 115,006 ------------- Total expenses 16,703,538 Less reduction to custodian expenses (1,380) Less payments and waivers of expenses (1,207,102) ------------- Net expenses 15,495,056 ---------------------------------------------------------------------- NET INVESTMENT LOSS (12,888,844) ---------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS) ---------------------------------------------------------------------- Net realized gain on: Investments: Unaffiliated companies 84,566,296 Affiliated companies 8,736,100 Net increase from payment by affiliate 36,160 ------------- Net realized gain 93,338,556 ---------------------------------------------------------------------- Net change in unrealized appreciation on investments (17,276,110) ---------------------------------------------------------------------- NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $ 63,173,602 ============= SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 25 | OPPENHEIMER MIDCAP FUND STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                                          2004             2003
--------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------
Net investment loss                                    $ (12,888,844)   $ (10,614,521)
--------------------------------------------------------------------------------------
Net realized gain (loss)                                  93,338,556      (67,296,474)
--------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)     (17,276,110)     233,645,940
                                                       -------------------------------
Net increase in net assets resulting from operations      63,173,602      155,734,945

--------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                   41,101,126        2,926,569
Class B                                                  (36,309,315)     (20,575,816)
Class C                                                     (222,383)       2,421,302
Class N                                                    4,493,365        5,137,432
Class Y                                                    5,221,032        6,801,730

--------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------
Total increase                                            77,457,427      152,446,162
--------------------------------------------------------------------------------------
Beginning of period                                      895,441,096      742,994,934
                                                       -------------------------------
End of period (including accumulated net investment
loss of $165,364 and $146,500, respectively)           $ 972,898,523    $ 895,441,096
                                                       ===============================
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 26 | OPPENHEIMER MIDCAP FUND FINANCIAL HIGHLIGHTS --------------------------------------------------------------------------------

CLASS A    YEAR ENDED OCTOBER 31,               2004         2003         2002         2001           2000
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  13.97     $  11.43     $  14.42     $  30.41     $    19.88
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                    (.17)        (.12)        (.13)        (.02)           .04
Net realized and unrealized gain (loss)         1.24         2.66        (2.86)      (15.97)         10.49
                                            ----------------------------------------------------------------
Total from investment operations                1.07         2.54        (2.99)      (15.99)         10.53
------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  15.04     $  13.97     $  11.43     $  14.42     $    30.41
                                            ================================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1              7.66%       22.22%      (20.74)%     (52.58)%        52.97%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $504,292     $430,514     $351,983     $532,338     $1,055,967
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $457,926     $366,050     $460,797     $718,814     $  728,168
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                   (1.05)%      (1.01)%      (1.06)%      (0.09)%         0.28%
Total expenses                                  1.42%        1.61%        1.68%        1.33%          1.16%
Expenses after payments and waivers
and reduction to custodian expenses             1.33%        1.32%        1.47%        1.32%           N/A 3
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          114%          76%          51%          84%            23%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 27 | OPPENHEIMER MIDCAP FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

CLASS B     YEAR ENDED OCTOBER 31,              2004         2003         2002         2001         2000
-----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  13.37     $  11.02     $  14.02     $  29.79     $  19.62
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                             (.30)        (.23)        (.30)        (.15)        (.07)
Net realized and unrealized gain (loss)         1.22         2.58        (2.70)      (15.62)       10.24
                                            ---------------------------------------------------------------
Total from investment operations                 .92         2.35        (3.00)      (15.77)       10.17
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  14.29     $  13.37     $  11.02     $  14.02     $  29.79
                                            ===============================================================

-----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1              6.88%       21.33%      (21.40)%     (52.94)%      51.83%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $312,315     $327,880     $291,397     $438,962     $874,830
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $316,748     $291,209     $385,917     $592,096     $594,390
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                            (1.83)%      (1.75)%      (1.85)%      (0.84)%      (0.48)%
Total expenses                                  2.30%        2.51%        2.48%        2.08%        1.91%
Expenses after payments and waivers
and reduction to custodian expenses             2.12%        2.06%        2.27%        2.07%          N/A 3
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          114%          76%          51%          84%          23%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 28 | OPPENHEIMER MIDCAP FUND

CLASS C     YEAR ENDED OCTOBER 31,              2004         2003         2002         2001         2000
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------

Net asset value, beginning of period        $  13.37     $  11.02     $  14.02     $  29.78     $  19.60
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                             (.25)        (.20)        (.30)        (.15)        (.07)
Net realized and unrealized gain (loss)         1.17         2.55        (2.70)      (15.61)       10.25
                                            ---------------------------------------------------------------
Total from investment operations                 .92         2.35        (3.00)      (15.76)       10.18
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  14.29     $  13.37     $  11.02     $  14.02     $  29.78
                                            ================================================================

-----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1              6.88%       21.33%      (21.40)%     (52.92)%      51.94%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $110,018     $103,271     $ 83,351     $128,230     $247,566
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $105,285     $ 87,528     $112,436     $170,129     $161,221
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                            (1.81)%      (1.77)%      (1.84)%      (0.85)%      (0.48)%
Total expenses                                  2.26%        2.49%        2.47%        2.08%        1.91%
Expenses after payments and waivers
and reduction to custodian expenses             2.10%        2.08%        2.26%        2.07%         N/A 3
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          114%          76%          51%          84%          23%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 29 | OPPENHEIMER MIDCAP FUND FINANCIAL HIGHLIGHTS Continued --------------------------------------------------------------------------------

CLASS N    YEAR ENDED OCTOBER 31,              2004        2003        2002      2001 1
-----------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 13.87     $ 11.38     $ 14.40     $ 19.54
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                            (.18)       (.17)       (.14)       (.05)
Net realized and unrealized gain (loss)        1.21        2.66       (2.88)      (5.09)
                                            ---------------------------------------------
Total from investment operations               1.03        2.49       (3.02)      (5.14)
-----------------------------------------------------------------------------------------
Net asset value, end of period              $ 14.90     $ 13.87     $ 11.38     $ 14.40
                                            =============================================

-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2             7.43%      21.88%     (20.97)%    (26.31)%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $22,488     $16,606     $ 8,846     $ 2,268
-----------------------------------------------------------------------------------------
Average net assets (in thousands)           $18,969     $11,846     $ 6,576     $ 1,250
-----------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                           (1.28)%     (1.34)%     (1.28)%     (0.94)%
Total expenses                                 1.80%       1.86%       1.87%       1.73%
Expenses after payments and waivers
and reduction to custodian expenses            1.57%       1.64%       1.66%       1.72%
-----------------------------------------------------------------------------------------
Portfolio turnover rate                         114%         76%         51%         84%
1. For the period from March 1, 2001 (inception of offering) to October 31, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 3. Annualized for periods of less than one full year. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 30 | OPPENHEIMER MIDCAP FUND

CLASS Y    YEAR ENDED OCTOBER 31,              2004        2003          2002        2001     2000
----------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 14.35     $ 11.71       $ 14.69     $ 30.86   $20.07
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                            (.13)       (.19)         (.08)       (.08)    (.02)
Net realized and unrealized gain (loss)        1.29        2.83         (2.90)     (16.09)    10.81
                                            --------------------------------------------------------
Total from investment operations               1.16        2.64         (2.98)     (16.17)    10.79
----------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 15.51     $ 14.35       $ 11.71     $ 14.69    $30.86
                                            =========================================================

----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1             8.08%      22.55%       (20.29)%    (52.40)%   53.76%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $23,785     $17,171       $ 7,419     $ 4,759    $  115
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $19,540     $11,928       $ 6,449     $ 2,720    $   33
----------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                  (0.69)%     (0.80)%       (0.39)%     (0.12)%   0.60%
Total expenses                                 0.98%       1.11%         0.83%       1.07%    0.74%
Expenses after payments and waivers
and reduction to custodian expenses             N/A 3       N/A 3,4       N/A 3      1.02%     N/A 3
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                         114%         76%           51%         84%      23%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. 2. Annualized for periods of less than one full year. 3. Reduction to custodian expenses less than 0.01%. 4. Voluntary waiver of transfer agent fees less than 0.01%. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 31 | OPPENHEIMER MIDCAP FUND NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining

32 | OPPENHEIMER MIDCAP FUND

maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The Fund’s accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

--------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

33 | OPPENHEIMER MIDCAP FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

NET UNREALIZED APPRECIATION BASED ON COST OF SECURITIES AND UNDISTRIBUTED UNDISTRIBUTED OTHER INVESTMENTS NET INVESTMENT LONG-TERM ACCUMULATED LOSS FOR FEDERAL INCOME INCOME GAIN CARRYFORWARD 1,2,3 TAX PURPOSES ------------------------------------------------------------------------- $-- $-- $1,125,748,750 $146,969,773 1. As of October 31, 2004, the Fund had $1,125,748,750 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2004, details of the capital loss carryforwards were as follows: EXPIRING

2008 $ 54,968,709 2009 765,251,646 4 2010 237,892,098 2011 67,636,297

Total $ 1,125,748,750 =============== 2. During the fiscal year ended October 31, 2004, the Fund utilized $93,361,075 of capital loss carryforward to offset capital gains realized in that fiscal year. 3. During the fiscal year ended October 31, 2003, the Fund did not utilize any capital loss carryforward. 4. Includes $260,660 of capital loss carryforwards acquired in the September 4, 2003 merger of Oppenheimer Select Managers Gartmore Millennium Growth Fund II.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

INCREASE TO REDUCTION TO ACCUMULATED NET REDUCTION TO ACCUMULATED NET REALIZED LOSS PAID-IN CAPITAL INVESTMENT LOSS ON INVESTMENTS -------------------------------------------------------------- $12,833,820 $12,869,980 $36,160

No distributions were paid during the years ended October 31, 2004 and October 31, 2003.

        The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2004 are noted below. The primary difference between

34 | OPPENHEIMER MIDCAP FUND

book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities $ 823,812,570 ============= Gross unrealized appreciation $ 181,681,734 Gross unrealized depreciation (34,711,961) ------------- Net unrealized appreciation $ 146,969,773 ============= --------------------------------------------------------------------------------

TRUSTEES’ COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2004, the Fund’s projected benefit obligations were increased by $15,651 and payments of $3,871 were made to retired trustees, resulting in an accumulated liability of $158,276 as of October 31, 2004.

        The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------

CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

35 | OPPENHEIMER MIDCAP FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 1. SIGNIFICANT ACCOUNTING POLICIES Continued SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED OCTOBER 31, 2004    YEAR ENDED OCTOBER 31, 2003
                               SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------

CLASS A
Sold                       12,246,136    $ 177,432,418     8,268,487    $ 100,143,126
Acquisition-Note 6                 --               --       317,478        4,460,569
Redeemed                   (9,541,964)    (136,331,292)   (8,568,434)    (101,677,126)
                           -----------------------------------------------------------
Net increase                2,704,172    $  41,101,126        17,531    $   2,926,569
                           ===========================================================

--------------------------------------------------------------------------------------
CLASS B
Sold                        3,400,008    $  46,414,529     4,126,736    $  48,252,675
Acquisition-Note 6                 --               --        38,399          517,234
Redeemed                   (6,061,337)     (82,723,844)   (6,086,687)     (69,345,725)
                           -----------------------------------------------------------
Net decrease               (2,661,329)   $ (36,309,315)   (1,921,552)   $ (20,575,816)
                           ===========================================================

--------------------------------------------------------------------------------------
CLASS C
Sold                        2,068,251    $  28,190,122     2,083,749    $  24,228,356
Acquisition-Note 6                 --               --        33,708          453,714
Redeemed                   (2,092,647)     (28,412,505)   (1,956,908)     (22,260,768)
                           -----------------------------------------------------------
Net increase (decrease)       (24,396)   $    (222,383)      160,549    $   2,421,302
                           ===========================================================

--------------------------------------------------------------------------------------
CLASS N
Sold                          849,973    $  12,080,873       680,615    $   8,317,381
Acquisition-Note 6                 --               --        11,483          160,308
Redeemed                     (538,064)      (7,587,508)     (271,906)      (3,340,257)
                           -----------------------------------------------------------
Net increase                  311,909    $   4,493,365       420,192    $   5,137,432
                           ===========================================================

--------------------------------------------------------------------------------------
CLASS Y
Sold                          908,690    $  13,499,650       896,395    $  11,097,195
Acquisition-Note 6                 --               --            52              743
Redeemed                     (571,650)      (8,278,618)     (333,575)      (4,296,208)
                           -----------------------------------------------------------
Net increase                  337,040    $   5,221,032       562,872    $   6,801,730
                           ===========================================================
36 | OPPENHEIMER MIDCAP FUND -------------------------------------------------------------------------------- 3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2004, were $1,042,594,551 and $1,040,932,136, respectively.

-------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1 billion, and 0.56% of average annual net assets in excess of $2.5 billion.

-------------------------------------------------------------------------------- ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns. --------------------------------------------------------------------------------

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2004, the Fund paid $3,161,855 to OFS for services to the Fund.

        Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

-------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. --------------------------------------------------------------------------------

SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year

37 | OPPENHEIMER MIDCAP FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the plan at October 31, 2004 for Class B, Class C and Class N shares were $16,926,277, $3,719,875 and $376,075, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------

SALES CHARGES. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                              CLASS A        CLASS B        CLASS C        CLASS N
                             CLASS A       CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                           FRONT-END         DEFERRED       DEFERRED       DEFERRED       DEFERRED
                       SALES CHARGES    SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                         RETAINED BY      RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED               DISTRIBUTOR      DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------------------------

October 31, 2004            $438,751          $15,043       $767,386        $18,618        $12,823
--------------------------------------------------------------------------------

PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund’s Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $36,160, an amount equivalent to certain of such commissions incurred in prior years.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended October 31, 2004, OFS waived $404,191, $586,665, $172,572 and $43,674 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

-------------------------------------------------------------------------------- 5. ILLIQUID OR RESTRICTED SECURITIES

As of October 31, 2004, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in

38 | OPPENHEIMER MIDCAP FUND

illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2004 was $518,607, which represents 0.05% of the Fund’s net assets, all of which are considered restricted. Information concerning restricted securities is as follows:

                                                                              VALUATION
                                           ACQUISITION                            AS OF        UNREALIZED
SECURITY                                         DATES             COST   OCT. 31, 2004      DEPRECIATION
---------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS

Axsun Technologies, Inc., Cv., Series C       12/13/00      $ 8,999,997        $252,802        $8,747,195
Centerpoint Broadband Technologies, Inc.,
Cv., Series D                                 10/23/00        5,999,997              --         5,999,997
ITF Optical Technologies, Inc.                  4/7/00        5,000,000         265,805         4,734,195
-------------------------------------------------------------------------------- 6. ACQUISITION OF OPPENHEIMER SELECT MANAGERS GARTMORE MILLENNIUM GROWTH FUND II

On September 4, 2003, the Fund acquired all of the net assets of Oppenheimer Select Managers Gartmore Millennium Growth Fund II, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Select Managers Gartmore Millennium Growth Fund II shareholders on August 29, 2003. The Fund issued (at an exchange ratio of 0.525672 for Class A, 0.537854 for Class B, 0.538216 for Class C, 0.524906 for Class N and 0.515156 for Class Y of the Fund to one share of Oppenheimer MidCap Fund 317,478; 38,399; 33,708; 11,483 and 52 shares of beneficial interest for Class A, Class B, Class C, Class N and Class Y, respectively, valued at $4,460,569, $517,234, $453,714, $160,308 and $743 in exchange for the net assets, resulting in combined Class A net assets of 430,352,457, Class B net assets of $328,027,097, Class C net assets of $102,832,057, Class N net assets of $15,671,309 and Class Y net assets of $16,967,112 on September 4, 2003. The net assets acquired included net unrealized appreciation of $858,837 and an unused capital loss carryforward of $1,913,251, potential utilization subject to tax limitations. The exchange qualified as a tax-free reorganization for federal income tax purposes.

-------------------------------------------------------------------------------- 7. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, “OppenheimerFunds”), as well as 51 of the Oppenheimer funds (collectively, the “Funds”) including this Fund, and nine Directors/Trustees of certain of the Funds other than this Fund (collectively, the “Directors/Trustees”). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the

39 | OPPENHEIMER MIDCAP FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 7. LITIGATION Continued

Investment Company Act of 1940 and at common law. By order dated October 27, 2004, these six actions, and future related actions, were consolidated by the U.S. District Court for the Southern District of New York into a single consolidated proceeding in contemplation of the filing of a superseding consolidated and amended complaint.

        OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

40 | OPPENHEIMER MIDCAP FUND

                                            A-1
                                         Appendix A

                                  Industry Classifications

Aerospace & Defense                  Household Products
Air Freight & Couriers               Industrial Conglomerates
Airlines                             Insurance
Auto Components                      Internet & Catalog Retail
Automobiles                          Internet Software & Services
Beverages                            IT Services
Biotechnology                        Leisure Equipment & Products
Building Products                    Machinery
Chemicals                            Marine
Consumer Finance                     Media
Commercial Banks                     Metals & Mining
Commercial Services & Supplies       Multiline Retail
Communications Equipment             Multi-Utilities
Computers & Peripherals              Office Electronics
Construction & Engineering           Oil & Gas
Construction Materials               Paper & Forest Products
Containers & Packaging               Personal Products
Distributors                         Pharmaceuticals
Diversified Financial Services       Real Estate
Diversified Telecommunication        Road & Rail
Services
Electric Utilities                   Semiconductors and Semiconductor
                                     Equipment
Electrical Equipment                 Software
Electronic Equipment & Instruments   Specialty Retail
Energy Equipment & Services          Textiles, Apparel & Luxury Goods
Food & Staples Retailing             Thrifts & Mortgage Finance
Food Products                        Tobacco
Gas Utilities                        Trading Companies & Distributors
Health Care Equipment & Supplies     Transportation Infrastructure
Health Care Providers & Services     Water Utilities
Hotels Restaurants & Leisure         Wireless Telecommunication Services
Household Durables

B-14

                                         Appendix B

               OppenheimerFunds Special Sales Charge Arrangements and Waivers
               --------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A,
Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan"
refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

        Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales
Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the
Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the
beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
      Purchases of Class A shares aggregating $1 million or more.
      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
         Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc.
            ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
            Lynch, the Plan must have $3 million or more of its assets invested in (a)
            mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in
            (a) and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the
            Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                   Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
      The Manager or its affiliates.
      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
         Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the
         Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor
         (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
      A unit investment trust that has entered into an appropriate agreement with the
         Distributor.
      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
      Retirement Plans and deferred compensation plans and trusts used to fund those plans
         (including, for example, plans qualified or created under sections 401(a), 401(k),
         403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose
         Class B or Class C shares of a Former Quest for Value Fund were exchanged for
         Class A shares of that Fund due to the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
         Distributor.

      Shares purchased by the reinvestment of loan repayments by a participant in a
         Retirement Plan for which the Manager or an affiliate acts as sponsor.

      Shares purchased in amounts of less than $5.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
      To make Automatic Withdrawal Plan payments that are limited annually to no more than
         12% of the account value adjusted annually.
      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.2
         5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue
            Code, or, in the case of an IRA, a divorce or separation agreement described in
            Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.3
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

          Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-----------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
      Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
      The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
      Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
         Oppenheimer funds.
      Distributions4 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.5
         5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section
            71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.6
         9) On account of the participant's separation from service.7
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager)
            offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
      Shares sold to the Manager or its affiliates.
      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
      Shares issued in plans of reorganization to which the Fund is a party.
      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the
         Manager and its affiliates and retirement plans established by them for their employees.

  Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
                          Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and
Class C shares described in the Prospectus or Statement of Additional Information of the
Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value Fund
   Oppenheimer Quest Balanced Fund        Oppenheimer Quest International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged
(were reorganized) into various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt
   Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds
Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's
Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The
Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and
regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A,
Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to
November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
                 Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual
Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation
   Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996
(the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior
Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other Former
            Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former
            Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
            13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior
Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
            Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut
            Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial Services,
            L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
            Former Connecticut Mutual Funds, provided the institution had an agreement with
            CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the
Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life
Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal
      Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from
      IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of
      Directors of the Fund.

    Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
--------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust,
Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

 Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities
                                               Fund
--------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
      the Manager and its affiliates,
      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the
         Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees, registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

      Sales Charge Waivers Brochure -070604

Oppenheimer MidCap Fund

Internet Website
   www.oppenheimerfunds.com
   ------------------------

Investment Advisor
     OppenheimerFunds, Inc.
     Two World Financial Center
     225 Liberty Street, 11th Floor
     New York, New York 12081-1008

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Financial Center
     225 Liberty Street, 11th Floor
     New York, New York 12081-1008

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL.OPP (225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Registered Public Accounting Firm
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw
     1675 Broadway
     New York, New York 10019

PX745.001.0205

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1 In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent
Trustees/Director" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
2 This provision does not apply to IRAs.
3 This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55..
4 The distribution must be requested prior to Plan termination or the elimination of the
Oppenheimer funds as an investment option under the Plan.
5 This provision does not apply to IRAs.
6 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.